UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

SILICON VALLEY BANCSHARES
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
Thursday, April 21, 2005
4:00 P.M.

TO THE STOCKHOLDERS:

I am pleased to invite you to attend the 2005 Annual Meeting of Stockholders of Silicon Valley Bancshares, a Delaware corporation (the “Company”), which will be held at the Company’s headquarters located at 3003 Tasman Drive, California 95054, on Thursday, April 21, 2005 at 4:00 p.m., local time. The purposes of the meeting are to:

1.                Elect eleven (11) directors to serve for the ensuing year and until their successors are elected.

2.                Approve the Company’s Restated Certificate of Incorporation to change its name to “SVB Financial Group.”

3.                Approve an amendment to the Company’s Amended and Restated 1997 Equity Incentive Plan to (i) reserve an additional 750,000 shares of common stock for issuance thereunder, and (ii) delete a provision limiting certain awards.

4.                Approve a bonus arrangement with David Ketsdever, Chief Executive Officer of SVB Alliant, a wholly-owned subsidiary of the Company.

5.                Ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2005.

6.                Transact such other business as may properly come before the meeting.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. To assure your representation at the meeting, you are encouraged to vote your shares as soon as possible. The enclosed proxy card contains instructions for voting over the Internet, by telephone and by returning your proxy card via mail. Any stockholder attending the meeting may vote in person even if such stockholder has previously returned a proxy card.

Only stockholders of record at the close of business on February 28, 2005 may vote at the meeting or any postponement or adjournment thereof.

BY ORDER OF THE BOARD OF DIRECTORS,

Alex W. Hart
Chairman of the Board
Santa Clara, California
March 16, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, OR VOTE OVER THE TELEPHONE OR THE INTERNET AS INSTRUCTED IN THESE MATERIALS, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. WE ENCOURAGE YOU TO VOTE FOR THE ELECTION OF ALL ELEVEN (11) NOMINEES FOR DIRECTOR, AS WELL AS IN FAVOR OF THE REMAINING PROPOSALS ABOVE.

Proxy Statement—Table of Contents

Appendices
A—Restated Certificate of Incorporation of Silicon Valley Bancshares	A-1
B—Amended and Restated Silicon Valley Bancshares 1997 Equity Incentive Plan	B-1

*                     Denotes items to be voted on at the Meeting

Mailed to Stockholders on or about March 21, 2005

PROXY STATEMENT
OF
SILICON VALLEY BANCSHARES
3003 Tasman Drive
Santa Clara, California 95054

INFORMATION CONCERNING THE PROXY SOLICITATION

General

This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Silicon Valley Bancshares, a Delaware corporation and financial holding company (the “Company”) for Silicon Valley Bank (the “Bank”) and its affiliates, for use at the 2005 Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters located at 3003 Tasman Drive, Santa Clara, California 95054, on Thursday, April 21, 2005 at 4:00 p.m., local time and at all postponements or adjournments thereof (the “Meeting”). Only stockholders of record on February 28, 2005 (the “Record Date”) will be entitled to vote at the Meeting and any postponements or adjournments thereof. At the close of business on the Record Date, there were 36,124,738 shares of the Company’s Common Stock, $.001 par value (the “Common Stock”), outstanding.

The Company’s principal executive offices are located at 3003 Tasman Drive, Santa Clara, California 95054 and its telephone number at that location is (408) 654-7400.

Voting

Stockholders of the Company’s Common Stock are entitled to one vote for each share held on all matters covered by this Proxy Statement, except for the election of directors. With respect to the election of directors, each stockholder has the right to invoke cumulative voting, which entitles each stockholder to as many votes as shall equal the number of shares held by such stockholder multiplied by the number of directors to be elected. A stockholder may cast all of his or her votes for a single candidate or distribute such votes among as many of the candidates as he or she chooses (up to a maximum of the number of directors to be elected). However, no stockholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such stockholder) for a candidate unless such candidate’s name has been properly placed in nomination prior to the voting in accordance with Section 6 of the Certificate of Incorporation of the Company and the stockholder (or any other stockholder) has given notice at the meeting prior to the voting of the stockholder’s intention to cumulate votes. If any stockholder has given such notice, all stockholders may cumulate their votes for candidates properly placed in nomination. If cumulative voting is properly invoked, the proxy holders are given discretionary authority under the terms of the Proxy to cumulate votes represented by shares for which they are named proxy holders as they see fit among management’s nominees in order to assure the election of as many of such nominees as possible.

Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. Instructions for voting by telephone, by using the Internet or by mail are on your proxy card. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed and as the proxy holders may determine within their discretion with respect to any other matters that properly come before the meeting.

If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holders may determine in their discretion with respect to any other matters that properly come before the meeting. If you hold your shares through a broker, bank or other nominee and you do not provide instructions on how to vote, your broker or other nominee may have authority to vote your shares on certain matters. See “Quorum; Abstentions; Broker Non-Votes” below.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at the Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted “FOR”, “AGAINST” or “WITHHELD FROM” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares “represented and voting” at the Meeting (the “Votes Cast”) with respect to such matter.

While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business, and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

Proxy authority granted or votes cast by brokers, banks or other nominees in respect of shares held by them as nominees for beneficial holders on certain matters for which brokers, banks or other nominees are prohibited from exercising discretionary authority are known as “broker non-votes.” The New York Stock Exchange (“NYSE”) issued new regulations prohibiting brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive specific instructions from the beneficial owner of the shares to vote in that manner. National Association of Securities Dealers, Inc. (“NASD”) member brokers are also prohibited from voting on such proposals without specific instructions from beneficial holders. The new NYSE rule became effective on June 30, 2003, and accordingly, all shares that you hold through a broker or other nominee who is a NASD or NYSE member organization will only be voted on approval of equity compensation plans if you have provided specific voting instructions to your broker or other nominee to vote your shares on such proposal.

Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business but will not be counted for purposes of determining the number of Votes Cast with respect to proposals on which brokers, bank or other nominees are prohibited from exercising their discretionary authority. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal that requires a majority of the Votes Cast.

Revocability of Proxies

Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke the Proxy at any time prior to its use. A Proxy is revocable prior to the Meeting by delivering either a written instrument revoking it or a duly executed Proxy bearing a later date to the Secretary of the Company or to the Company’s transfer agent. Such Proxy is also automatically revoked if the stockholder is present at the Meeting and votes in person.

Solicitation

This solicitation of Proxies is made by, and on behalf of, the Board of Directors of the Company. The Company will bear the entire cost of preparing, assembling, printing, and mailing Proxy materials furnished by the Board of Directors to stockholders. Copies of Proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Company’s Common Stock. In addition to the solicitation of Proxies by mail, some of the officers, directors and employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

Unless otherwise instructed, each valid returned Proxy that is not revoked will be voted in the election of directors “FOR” each of the Company’s nominees to the Board of Directors, “FOR” approval of the amendment and restatement of the Certificate of Incorporation of the Company, “FOR” approval of the amendment to the Company’s Amended and Restated 1997 Equity Incentive Plan, “FOR” approval of the bonus arrangement with David Ketsdever (Chief Executive Officer of SVB Alliant), “FOR” ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005, and at the proxy holders’ discretion on such other matters, if any, as may properly come before the Meeting or any postponement or adjournment thereof (including any proposal to adjourn the Meeting).

Delivery of Voting Materials

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

How to Obtain a Separate Set of Voting Materials

If you share an address with another stockholder, you may receive only one set of proxy materials (including our 2004 annual report to stockholders with Form 10-K and proxy statement) unless you have provided contrary instructions. If you wish to receive a separate set of proxy materials now or in the future, you may write or call us to request a separate copy of these materials from:

Silicon Valley Bancshares
3003 Tasman Drive
Santa Clara, California 95054
Attention: Lisa Bertolet, Investor Relations
Telephone: (408) 654-7282
http://www.svb.com/ir/overviewfs.html

Similarly, if you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the above address and phone number to request delivery of a single copy of these materials.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

The Company is committed to having sound corporate governance principles which are important to the way the Company manages its business and to maintaining the Company’s integrity in the marketplace. The Company’s Corporate Governance Guidelines adopted by the Company’s Board of Directors and the charters of the Audit Committee, Compensation Committee and Governance Committee of the Company’s Board of Directors are available at http://www.svb.com.

Board Independence

The Board has determined that with the exception of Mr. Kenneth P. Wilcox, our President and Chief Executive Officer, all of our current directors, as well as all of our incumbent directors standing for re-election, are “independent” within the meaning of the director independence standards set by the Nasdaq Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”), as currently in effect. Furthermore, the Board has determined that each of the current members of the Audit Committee, Compensation Committee and Governance Committee are “independent” within such director independence standards.

Additionally, the Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Audit Committee Independence and Financial Expert

The Board has determined that all of the current members of the Audit Committee meet all of the requirements of “independence,” and Messrs. James F. Burns, Jr. and Roger F. Dunbar meet all of the attributes of an “audit committee financial expert,” as those meanings are defined for purposes of audit committee members by the applicable rules and regulation of the SEC and Nasdaq.

Consideration of Director Nominees

Stockholder Nominees

The Company’s Governance Committee will consider Board nominees proposed by stockholders, although the Governance Committee has no formal policy with regard to stockholder nominees as it considers all nominees on their merits as discussed below. Any stockholder nominations proposed for consideration by the Governance Committee should include the nominee’s name and qualifications for Board membership and should be addressed to:

Corporate Secretary

Silicon Valley Bancshares

3003 Tasman Drive

Santa Clara, California 95054

In addition, the bylaws of the Company permit stockholders to nominate directors for consideration at an annual stockholder meeting. For a description of the process for nominating directors in accordance with the bylaws, please see “Stockholder Proposals” below.

Selection and Evaluation of Director Candidates

The Governance Committee is responsible for identifying candidates for membership on the Board and makes determinations as to whether to recommend such candidates nomination to the Board based on their character, judgment, and business experience, as well as their ability to add to the Board’s existing strengths. This assessment typically includes issues of expertise in industries important to the Company (such as technology, life sciences and wine), functional expertise in areas such as investment banking, law, accounting, finance and information technology and an assessment of an individual’s abilities to work constructively with the existing Board and management, all in the context of an assessment of the perceived needs of the Board at that point in time. All nominees to be considered at the Meeting were recommended by the Governance Committee.

Communications with the Board

Individuals who wish to communicate with the Company’s Board may do so by sending an e-mail to the Company’s Board at bod@svbank.com. Any communications intended for non-management directors should be sent to the e-mail address above to the attention of the Chair of the Governance Committee.

Code of Ethics

The Company has a Code of Ethics that applies to our principal executive officer and its senior financial officers, including our principal financial officer and principal accounting officer. A copy of this Code of Ethics is available on the Company’s website at www.svb.com under “Corporate Governance,” or can be obtained without charge to any person requesting it. To request a copy of our Code of Ethics, please contact: Lisa Bertolet, Investor Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054, (408) 654-7282.

The Company intends to disclose any changes in or waivers from its Code of Ethics by posting such information on our website. No such changes or waivers were made during fiscal year 2004.

Proposal No. 1

ELECTION OF DIRECTORS

The Board of Directors Recommends a Vote “For” All Nominees

The Company’s bylaws currently provide for a range of eight (8) to twelve (12) authorized directors and permit the exact number to be fixed by the Board of Directors. As of the Record Date, the Board has fixed the number of authorized directors at twelve (12), however, effective as of date of the Meeting, the number of authorized directors will be eleven (11), the total number of director nominees standing for re-election.

Pursuant to the Company’s bylaws, the Board of Directors shall not have more than two directors who do not meet the definition of an “Outside Director,” which is any director which meets the independence and experience requirements as required by the SEC and Nasdaq, and who, in the opinion of the Board, has the ability to exercise independent judgment in carrying out the responsibilities of a director of the Company. Additionally, effective and beginning as of April 2001, Outside Directors are subject to a term limit of up to a maximum of six consecutive one-year terms. Any Outside Director who has served the maximum term or resigned prior to serving the maximum term may be eligible to stand for election for another maximum term after a one-year waiting period, during which the director may serve as an advisory director.

Nominees for Director

All Proxies will be voted “FOR” the election of the following eleven (11) nominees recommended by the Board of Directors for a term of one year, unless authority to vote for the election of directors (or for any particular nominee) is withheld. All of the nominees have served as directors of the Company since the last annual meeting of stockholders, with the exception of Messrs. David M. Clapper, Roger F. Dunbar and Joel P. Friedman, each of whom joined the Board as of October 20, 2004, Mr. C. Richard Kramlich, who joined as of February 1, 2005, and Mr. Eric Benhamou, who joined as of February 22, 2005. Messrs. Dunbar and Kramlich had previously been advisory board members since January 2001 and July 2003, respectively. The directors that were appointed by the Board of Directors since the last annual meeting of stockholders who are standing for re-election were recommended as nominees by the following persons: Mr. Benhamou, by an executive officer; Mr. Clapper, by an employee; Mr. Dunbar, by our former chief executive officer; Mr. Friedman, by our chairman of the Board; and, Mr. Kramlich, by our chief executive officer.

All incumbent directors are nominees for re-election to the Board, except Mr. James F. Burns, Jr. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee designated by the Board of Directors. As of the Record Date, the Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those listed below. Directors of the Company serve until the next annual meeting of stockholders and until their successors are elected and qualified, or until his or her earlier death, resignation or removal.

The members of the Company’s Board of Directors are also expected to serve on the Bank’s Board of Directors, however, the stockholders are being requested to elect directors to the Company’s Board only, not the Bank’s Board.

The names and certain biographical information about each of the Company’s nominees for director as of the Record Date are set forth below.

Name of Director Nominee	Age	Biographical Information	Director Since
Eric A. Benhamou	49

Mr. Benhamou is chairman and CEO of Benhamou Global Ventures, LLC, which was formed in 2003 and invests and plays an active role in innovative high tech firms throughout the world. Mr. Benhamou is also the chairman of the board of directors of 3Com Corporation, and palmOne. He served as chief executive officer of 3Com Corporation from September 1990 until December 31, 2000. He served as interim chief executive officer of Palm from November 2001 to November 2003. Previously, he held a variety of senior management positions at 3Com. In 1981, Mr. Benhamou co-founded Bridge Communications, an early networking pioneer, and was vice president of engineering until its merger with 3Com in 1987.

In 2003, Mr. Benhamou was appointed to the Joint High Level Advisory Panel of the U.S.- Israel Science and Technology Commission by U.S. Commerce Secretary Donald Evans. He currently serves as chairman of the Board of Directors of Cypress Semiconductor and as a member of the Board of Directors of RealNetworks, Inc. He also serves as a member of the Board of Directors of several privately held companies, including Atrica (since 2000), Intransa (since 2000), Go Networks (since 2004) and Swan Labs (since 2004), as well as the Board of Directors of the New America Foundation, a Washington DC-based think tank (since 2000). Mr. Benhamou serves on the executive committee of TechNet and of the Computer Science and Telecommunications Board (CSTB). Additionally, he is a consulting professor at the INSEAD business school in Fontainebleau, France, and the chairman of the Israel Venture Network, a venture philanthropy organization for a stronger Israeli society.

Mr. Benhamou holds a diplôme d’Ingenieur de l’Ecole Nationale Supérieure d’Arts et Métiers in Paris, France, a Masters degree from the School of Engineering at Stanford University and several honorary doctorates.

			2005
David M. Clapper	53

Mr. Clapper is currently the President and CEO of Surgrx. Prior to joining Surgrx, Mr. Clapper served as President, CEO and a member of the Board of Directors of Novacept from November 1999 until the acquisition by Cytyc Corporation in March of 2004. From 1994 to 1999 Mr. Clapper was President and CEO and a Director of Focal, Inc. Before joining Focal, Mr. Clapper was employed at various divisions of Johnson & Johnson from 1977 until 1993.

Mr. Clapper has been on the Board of Conor Medsystems since November, 2004.

Mr. Clapper holds a Bachelor of Science in Marketing from Bowling Green State University.

			2004

Roger F. Dunbar	59

Mr. Dunbar retired from Ernst & Young in October 2004 where he held the position of Global Vice Chairman. From 1974 to October 2004, Mr. Dunbar held a variety of positions at Ernst & Young including, Partner-in-Charge, Area Managing Partner, Pacific Northwest Area and Global Vice Chairman.

Mr. Dunbar has taught at Santa Clara University’s Graduate School of Business and in Ernst &Young’s National Education Program. Mr. Dunbar is a member of the Advisory Board for Santa Clara University and also served as a member of Joint Venture Silicon Valley’s 21st Century Education Board. From January 2001 to October 2004, Mr. Dunbar, served as an advisory member of the Company Board and the Bank Board.

Mr. Dunbar is a graduate of San Francisco State University and holds an MBA from Santa Clara University.

			2004
Joel P. Friedman	56

Mr. Friedman has been President of Accenture’s Business Process Outsourcing organization since March 2003. Mr. Friedman has held a variety of senior leadership roles at Accenture, including partner in Accenture’s Corporate Development organization from November 2002 to March 2003, Managing General Partner—Accenture Technology Ventures from March 2002 to November 2002, Managing General Partner—Accenture Technology Ventures, Americas from May 2001 to March 2002, and was responsible for Accenture’s banking industry group globally from 1997 to 2000.

Mr. Friedman is currently a member of the Board of Directors of Community Gatepath (since May 1991, initially with a predecessor corporation) and Junior Achievement of the Bay Area (since July 2004). He was also a member of Accenture’s Board of Directors from June 2001 to February 2005, and a member of the Dean’s Advisory Council for Stanford Graduate School of Business from October 1998 to November 2004.

Mr. Friedman holds a bachelor’s degree in Economics from Yale University and an MBA from Stanford Graduate School of Business.

			2004
G. Felda Hardymon	57	Mr. Hardymon has been a General Partner of Bessemer Venture partners, a venture capital firm located in Wellesley Hills, Massachusetts since May 1981. Mr. Hardymon has been on the faculty at Harvard Business School, Boston, Massachusetts, since July 1998 where he is currently Professor of Management Practice. Mr. Hardymon is also on the Board of AIT Group, CelTel, Endeca and First Index. Mr. Hardymon holds a degree from Rose Polytechnic Institute, a master’s degree and Ph.D. from Duke University and a MBA from Harvard University.	2001

Alex W. “Pete” Hart	64

Mr. Hart has been an independent consultant to the financial services industry since November 1997. From August 1995 to November 1997, he served as Chief Executive Officer, and from March 1994 to August 1996, as Executive Vice Chairman, of Advanta Corporation, a diversified financial services company located in Spring House, Pennsylvania. He is also currently a member of the Boards of Directors of: Fair Isaac Corporation, a predictive software company located in San Rafael, California (since August 2002), Global Payments, Inc., a payment services company located in Atlanta, Georgia (since February 2001), and Shopping.com, an online shopping site located in Brisbane, California (since November 2004). He was also a member of the Board of Directors of Actrade Financial Technologies, a trade finance company, where he served from June 2001 through January 2004 and Sanchez Computer Associates, where he served from August 1998 to February 2004.

Mr. Hart holds a degree from Harvard University.

		2001
C. Richard Kramlich	69

Mr. Kramlich has been Co-Founder and General Partner of New Enterprise Associates, a venture capital firm since 1978. Prior to joining NEA, Mr. Kramlich was a general partner of Arthur Rock & Associates from 1969 to 1977 and Executive Vice President of Gardner & Preston Moss from 1964 to 1969.

He is currently a member of the Board of Directors of: Celetronix (since 2001), Decru (since 2003), Fabric7 Systems (since 2003), Financial Engines (since 1997), Force10 Networks (since 2000), Foveon, Graphic Enterprises (since2002), Informative (since 2002), and Zhone Technologies (since 1999).

He was also a member of the following Boards of Director: Silicon Graphics located in Mountain View, CA from 1981 through 2002, 3Com Corporation located in Marlborough, MA from 1981 through 1987, Ascend Communications located in Alameda, CA from 1991 through 1999, Dallas Semiconductor located in Sunnyvale, CA from 1982 through 1988, Healtheon/WedMD located in Elmwood Park, NJ from 1997 through 2000, Immunex located in Thousand Oaks, CA from 1982 through 1989, InfoGear located in Redwood City, CA from 1997 through 2000, Juniper Networks located in Sunnyvale, CA from 1997 through 2003, Macromedia located in San Francisco, CA from 1990 through 1997, NetSolve (which was acquired by Cisco) located in Austin, TX from 1987 through 1999 and Semiconductor Manufacturing International located in Oak Brook, IL from 2002 through 2004. He was recently Chairman and President of the National Venture Capital Association from 1994 through 1995. From July 2003 to January 2005, Mr. Kramlich, served as an advisory member of the Company Board and the Bank Board.

Mr. Kramlich received an MBA from the Harvard University Graduate School of Business and a Bachelor of Science in History from Northwestern University.

		2005

James R. Porter	69

Mr. Porter retired in February 1998. Prior to his retirement, he served as Chairman of Firstwave Technologies, a software company located in Atlanta, Georgia from 1993 through May 2003, and as Chairman of Activant Solutions (formerly CCI/Triad name changed to Activant Solutions in November 2003), a computer services company located in Austin, Texas from February 1997 to May 1999. From September 1985 to February 1997, he was the President, Chief Executive Officer and Director of Triad Systems Corporation, a computer software company located in Livermore, California. He is currently a member of the Board of Directors of Activant Solutions (since September 1985), the Board of Directors of Cardone Industries, a manufacturing company located in Philadelphia, Pennsylvania (since 1998), the Board of Regents of Pepperdine University (since 1993), and the Board of Trustees of Abilene Christian University (since 1990). He was also a member of the Board of Directors of Firstwave Technologies located in Atlanta, Georgia from 1993 through May 2003 and the Advisory Board of American Central Gas Technologies, located in Tulsa, Oklahoma from 2001 through September 2004.

Mr. Porter holds an Industrial Engineering degree from Texas A & M University and attended graduate school at Harvard University.

			1994
Michaela K. Rodeno	58	Ms. Rodeno is currently the Chief Executive Officer of Skalli Corporation (doing business as St. Supery Vineyards and Winery), located in Rutherford, California, where she has been serving since November 1988. Ms. Rodeno is also on the Board of the American Vintners Association and is the Chairman of the Meritage Association and the Wine Market Council. Ms. Rodeno is a graduate of University of California, Davis and holds a Masters from University of California, Davis and a MBA from University of California, Berkeley.	2001

Larry W. Sonsini	64

Mr. Sonsini is currently the chairman of the law firm of Wilson Sonsini Goodrich & Rosati, P.C., headquartered in Palo Alto, California. He is also currently a member of the Boards of Directors of: LSI Logic Corporation, a semiconductor company located in Milpitas, California (since 2000), Brocade Communications Systems, a networking storage company located in San Jose, California (since January 1999), Echelon Company, a supplier of infrastructure hardware and software located in San Jose, California (since 1993), and PIXAR, Inc., an animation studio located in Emeryville, California (since April 1995). Mr. Sonsini was also a member of the Board of Directors of the New York Stock Exchange from 2001 to 2003, and is currently the NYSE’s chairman of the Regulation, Enforcement and Listing Standards Committee and chairman of the Legal Advisory Committee.

Mr. Sonsini is a graduate of University of California, Berkeley and holds a J.D. from Boalt Hall School of Law, University of California at Berkeley.

		2003
Kenneth P. Wilcox	56

Mr. Wilcox joined the Bank in April 1990 as Regional Vice President of the Bank’s East Coast Technology Group. Prior to becoming Executive Vice President and Manager of the East Coast Technology Group in November 1995, Mr. Wilcox held increasingly responsible positions with the Bank (having served as Manager of the East Coast Technology Group since June 1993). Mr. Wilcox was appointed Chief Banking Officer in December 1997. Mr. Wilcox was named President and Chief Operating Officer of the Bank in May 1999 and was appointed Chief Executive Officer of the Bank in January 2000. In April 2001, Mr. Wilcox was named President and Chief Executive Officer of the Company.

Mr. Wilcox is a member of the advisory board of the Leavey School of Business at Santa Clara University. He is also on the boards of Silicon Valley Manufacturing Group and Rebuilding Together Peninsula.

Mr. Wilcox received a bachelor’s degree from Oakland University, a Ph.D. in German studies from Ohio State and an MBA degree from Harvard University.

		2000

Vote Required

The eleven (11) nominees for director receiving the highest number of affirmative votes of the shares entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum.

BOARD COMMITTEES AND MEETING ATTENDANCE

As of the date of this proxy statement, the Company Board has the following committees that meet on a regular basis: (1) Audit, (2) Finance, (3) Compensation, and (4) Governance. Additionally, the Bank Board has a Directors’ Loan Committee. Each of the Audit, Governance and Compensation committee charters are available on the Company’s website at http://www.svb.com. During fiscal year 2004, the Boards of the Company and the Bank held eight (8) meetings. Except for Mr. Hardymon, each director attended or participated telephonically in 75% or more of the aggregate of the meetings of the Company and Bank Boards and of the committees on which he or she served, held during the period for which he or she was a director or committee member, respectively. Mr. Hardymon served as a member of the Compensation Committee from January 1, 2004 through March 31, 2004, during which there was one meeting which he was unable to attend. It is the Company Board’s policy that each director uses his or her best efforts to attend each of the Company’s annual stockholder meetings. All Board members then in office attended the annual meeting of stockholders in 2004.

The committee membership as of the Record Date and the duties of each of these committees are described below:

Audit	Governance	Compensation
James F. Burns, Jr., Chair	Alex W. Hart, Chair	Michaela K. Rodeno, Chair
Roger Dunbar	Eric Benhamou	Alex W. Hart
Joel P. Friedman	G. Felda Hardymon	James R. Porter
	Larry W. Sonsini	C. Richard Kramlich

Finance	Loan (Bank Board Committee)
James F. Burns, Jr., Chair	James R. Porter, Chair
Roger Dunbar	David M. Clapper
G. Felda Hardymon	Michaela K. Rodeno
C. Richard Kramlich

AUDIT COMMITTEE	7 meetings in fiscal year 2004

•       Oversees the Company’s corporate accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports.

•       Selects, hires, oversees and terminates the Company’s independent auditors.

•       Monitors the Company’s independent auditors’ qualifications, independence and performance.

•       Monitors the Company’s and its affiliates’ compliance with legal and regulatory requirements.

•       Oversees the Company’s and the Bank’s internal auditing functions and controls.

•       Oversees the Company’s and its affiliates’ risk management function.

FINANCE COMMITTEE	4 meetings in fiscal year 2004

•       Oversees the Company’s and its affiliates’ finance policies.

•       Oversees the Company’s financial initiatives, such as hedging activities.

•       Oversees the Company’s merchant banking activities.

GOVERNANCE COMMITTEE	4 meetings in fiscal year 2004

•       Oversees the development and periodic review of Corporate Governance Guidelines for the Company.

•       Leads the Company’s and the Bank’s Boards in their annual reviews of their respective Board performance.

•       Assists the Company’s and the Bank’s Boards in identifying individuals qualified to become Board members.

•       Recommends to the Company’s Board director nominees for its annual stockholder meetings.

•       Recommends to the Company’s and the Bank’s Boards director nominees for each respective Board’s committees and committee chairs.

COMPENSATION COMMITTEE	6 meetings in fiscal year 2004

•       Approves and evaluates the directors’ and officers’ compensation and plans, policies and programs related thereto.

•       Oversees employee compensation and benefits plans, policies and programs, including ensuring that such plans, policies and programs are effective in aligning the interests of the employees with those of the Company’s stockholders.

DIRECTORS’ LOAN COMMITTEE (BANK BOARD COMMITTEE)	5 meetings in fiscal year 2004

•       Oversees the Bank’s credit management and credit review practices.

•       Approves the Bank’s allowance for loan and lease losses.

•       Maintains a credit policy that conforms with applicable laws and regulations.

•       Maintains credit procedures that effectively implement credit policy and that ensure compliance with the credit policy.

•       Maintains procedures to monitor compliance with the credit policy and credit procedures, including, without limitation, compliance with legal lending limits and the Bank’s in-house lending restrictions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

The Company’s Audit Committee has prepared the following report for inclusion in this Proxy Statement. The Audit Committee is governed by a charter, which specifies, among other things, the scope of its responsibilities and how those responsibilities are performed. The Audit Committee members are “independent” as defined by Nasdaq, the listing standard applicable to the Company.

The Board of Directors has adopted a written charter for the Audit Committee that was attached as Appendix A to the Company’s proxy statement in 2004. The Audit Committee charter was amended in 2003 and 2004 to meet new regulatory requirements, including those issued by Nasdaq and the SEC in response to the Sarbanes-Oxley Act of 2002. No amendment to the charter has been made since the date of the 2004 proxy statement.

The primary responsibility of the Audit Committee is to act on behalf of the Board in fulfilling the Board’s responsibility with respect to overseeing the Company’s accounting and reporting practices and the quality and integrity of the Company’s financial statements and reports. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm, KPMG LLP, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. The Audit Committee discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”). In addition, the Audit Committee received from the independent auditors the written disclosures required by Independence Standards Board Standard No.1 (“Independence Discussions with Audit Committees”), and discussed with the independent auditors the auditors’ independence from the Company and its management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financials be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

This report is included herein at the direction of the members of the Audit Committee.

AUDIT COMMITTEE
James F. Burns, Jr. (Chairman)
Roger Dunbar
Joel P. Friedman

Proposal No. 2

APPROVAL OF THE RESTATED CERTIFICATE OF INCORPORATION OF SILICON VALLEY
BANCSHARES

The Board of Directors Recommends a Vote “For” Approval of the Restated
Certificate of Incorporation of the Company

The Board of Directors is requesting stockholder approval of the Company’s Restated Certificate of Incorporation (the “Restated Certificate”) to change the name of the Company to “SVB Financial Group.” Other than the name change contained in Article First of the Restated Certificate and the restatement of the certificate, no other changes are proposed to be made to the Company’s certificate of incorporation.

Over the years, our business has expanded from being a regional commercial bank to a global diversified financial services provider, expanding our offering of products and services, as well as the geographic markets in which we serve. To reflect our evolution and our future growth, we have decided to change the name of the Company from “Silicon Valley Bancshares” to “SVB Financial Group.” We believe the new name accurately represents us to our stockholders and the market as a diversified financial services company that is not limited to just banking services. We also believe the new name will provide us with a good foundation that will be adaptable to all stages of our future growth.

Vote Required

At the Annual Meeting, stockholders are requested in this Proposal No. 2 to approve the Restated Certificate, which provides for the name of the Company to be changed to “SVB Financial Group” (with any changes as required by the Secretary of State of the State of Delaware). The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding on the Record Date on this proposal will be required to approve the Restated Certificate. For purposes of this vote, abstentions will have the same effect as negative votes and broker non-votes will not be counted for purposes of determining Votes Cast. The Board of Directors recommends a vote “FOR” approval of the Restated Certificate.

We strongly believe that the approval of the Restated Certificate is in the best interests of the Company. The proposal supports our strategy of creating a holding company brand name that can encompass a wide range of services across the globe.

A copy of the form of Restated Certificate is attached to this Proxy Statement as Appendix A.

Proposal No. 3

APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED
SILICON VALLEY BANCSHARES 1997 EQUITY INCENTIVE PLAN

The Board of Directors Recommends a Vote “For” Approval of the Amended and Restated
1997 Equity Incentive Plan

Introduction

The stockholders are being asked to approve an amendment to the Amended and Restated 1997 Equity Incentive Plan (the “Incentive Plan”) in order to reserve an additional 750,000 shares of Common Stock for issuance thereunder and to eliminate a provision setting forth a limit on granting certain equity awards as described below. The Incentive Plan was adopted by the Board of Directors on December 19, 1996 and initially approved by the stockholders on April 17, 1997. As a result of subsequent amendments and further stockholder approval, there were a total of 12,050,000 shares (as adjusted for stock splits) reserved for issuance under the Incentive Plan, as of December 31, 2004. A copy of the Incentive Plan, which includes the proposed amendments, is included in this Proxy Statement as Appendix B.

As of February 28, 2005, 1,492,075 shares of Common Stock were available for issuance under the Incentive Plan (exclusive of the increase in shares for which stockholder approval is being sought at the 2005 Annual Meeting of Stockholders).

Pursuant to a prior amendment to the Incentive Plan approved by the Board in July 2004, shares subject to stock bonus awards may not be issued for more than 5% of the aggregate number of shares of the Company’s common stock reserved for issuance. Additionally, at the Company’s 2004 Annual Stockholder Meeting last year, stockholders approved an increase of 1,500,000 shares of Common Stock for issuance under the Incentive Plan. If an equity award in the form of stock bonus awards, under restricted stock purchase agreements or restricted stock units is granted from such 1,500,000 shares, plus, if stockholders approve this Proposal No. 3, the 750,000 shares of Common Stock that will added to the Incentive Plan, this 2,250,000 share reserve will be reduced by an amount equal to two (2) times the number of shares subject to that award. Further, if shares acquired from the 2,250,000 share reserve pursuant to a stock bonus award, restricted stock purchase agreement or restricted stock unit are forfeited, two (2) times the shares so forfeited will return to the 2,250,000 share reserve and will again become available for issuance. This provision, that subtracts shares from the reserve at a two-to-one ratio for “full value” grants, such as restricted stock, was designed to recognize the higher cost of these types of awards to our stockholders. With such restrictions already in place under the Incentive Plan, we are proposing for stockholder approval the elimination of Section 4(c) of the Incentive Plan which provided for a limit of 405,980 shares to be granted as stock bonus, restricted stock and restricted stock unit awards out of the 1,153,027 shares available for issuance under the Incentive Plan as of February 24, 2004.

As of February 28, 2005, options to purchase 6,434,722 shares were outstanding, with a weighted average exercise price of $27.517.

The Incentive Plan provides for the grant of incentive stock options to employees and nonstatutory stock options, stock appreciation rights, restricted stock purchase awards, stock bonuses and restricted stock units (collectively “Stock Awards”) to employees, directors and consultants. Incentive stock options granted under the Incentive Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonstatutory stock options granted under the Incentive Plan are not intended to qualify as incentive stock options under the Code. See “Federal Income Tax Information” for a discussion of the tax treatment of the various awards permitted under the Incentive Plan.

Vote Required

At the Annual Meeting, stockholders are requested in this Proposal No. 3 to approve the amendment to the Incentive Plan. The affirmative vote of the holders of a majority of the Votes Cast on this proposal will be required to approve the amendment. For purposes of this vote, abstentions will have the same effect as negative votes but broker non-votes will not be counted for purposes of determining Votes Cast. The Board of Directors recommends a vote “FOR” approval of the amendment to the Incentive Plan.

We believe strongly that the approval of the amended and restated Incentive Plan is essential to our continued success. Our employees are our most valuable assets. Stock options and other awards such as those provided under the amended and restated Incentive Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals.

A summary of the material features of the Incentive Plan is outlined below.

SUMMARY OF THE INCENTIVE PLAN

The following paragraphs provide a summary of the principal features of the amended and restated Incentive Plan and its operation. The Incentive Plan is set forth in its entirety as Appendix B to this Proxy Statement. The following summary is qualified in its entirety by reference to Appendix B.

Purpose

The Incentive Plan provides a means by which selected employees and directors of, and consultants to, the Company, and its affiliates, may be given an opportunity to purchase Common Stock of the Company or receive cash based on stock appreciation. The Company, by means of the Incentive Plan, seeks to retain the services of persons who are now employees and directors of, or consultants to, the Company or its affiliates, to secure and retain the services of new employees, directors and consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its affiliates.

Administration

The Board generally administers the Incentive Plan. However, the Board may delegate administration of the Incentive Plan to a committee of the Board composed of one of more members. If the administration of the Incentive Plan is delegated to a committee, such committee will have, in connection with the administration of the Incentive Plan, the powers possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Incentive Plan, as may be adopted from time to time by the Board. The Board may abolish such committee at any time and revest in the Board the administration of the Incentive Plan. The Board has delegated the administration of the Incentive Plan to the Compensation Committee. The Compensation Committee consists solely of independent directors. On October 16, 2003, the Board approved and authorized the formation of a Stock Option Committee consisting of Mr. Wilcox as its sole member to perform the function of administering the standard terms of the Incentive Plan to non-executive employees up to an amount to be designated by the Compensation Committee of the Board. However, the Compensation Committee remains responsible for the administration of the terms of the Incentive Plan with respect to the Company’s executive officers and to any non-executive employees to the extent the amount of the grant exceeds the authorized amount granted to the Stock Option Committee. The Compensation Committee and the Stock Option Committee are collectively referred to as “Administrator”.

The Administrator has the power to determine from time to time which of the persons eligible under the Incentive Plan will be granted awards, the type of awards to be granted, when and how each award will be granted, to construe and interpret the Incentive Plan and awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Administrator may correct any defect in the Incentive Plan or in any award agreement to make the Incentive Plan fully effective.

Eligibility

Incentive stock options and stock appreciation rights appurtenant thereto may be granted only to employees. Nonstatutory stock options, restricted stock purchase awards, stock appreciation rights, stock bonuses, and restricted stock units, may be granted to employees, directors or consultants. As of December 31, 2004, the Company and the Bank had approximately 1,028 employees and nine non-employee directors.

Number of Shares of Common Stock Available Under the Incentive Plan

Assuming stockholders approve this proposal, a total of 12,800,000 shares will have been reserved for issuance under the amended and restated Incentive Plan. As indicated above, as of the Record Date, 1,492,075 shares of the Company’s Common Stock were available for issuance under the Incentive Plan.

If a Stock Award granted under the Incentive Plan expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will become available for future issuances under the Incentive Plan. In addition, shares that are covered by a Stock Award that is settled in cash, will be available for issuance under the Inventive Plan. Under the current proposal, the stockholders are being asked to approve an additional 750,000 shares of Common Stock for issuance under the Incentive Plan. To the extent that a Stock Award is made from this 750,000 share reserve, plus the 1,500,000 shares approved for issuance under the Incentive Plan at the 2004 Annual Stockholder Meeting, in the form of a stock bonus award, under a restricted stock purchase agreement or in the form of restricted stock units, the 2,250,000 share reserve will be reduced by an amount equal to two (2) times the number of shares subject to that award. Further, if shares acquired from the 2,250,000 share reserve pursuant to a stock bonus award, restricted stock purchase agreement or restricted stock unit are forfeited, two (2) times the shares so forfeited will return to the 2,250,000 share reserve and will again become available for issuance. This provision, that subtracts shares from the reserve at a two-to-one ratio for “full value” grants, such as restricted stock, was designed to recognize the higher cost of these types of awards to our stockholders. Additionally, shares subject to stock bonus awards may not be issued for more than 5% of the aggregate number of shares of the Company’s common stock reserved for issuance. If stockholders approve this proposal, Section 4(c) of the Incentive Plan, which provides for a limit of 405,980 shares to be granted pursuant to stock bonus, restricted stock and restricted stock unit awards out of 1,153,027 shares available for issuance under the Incentive Plan as of February 24, 2004 will be eliminated.

If any change is made in the Common Stock, without receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidation dividend, combination of shares, exchange of shares, change in corporate structure, or otherwise), the class(es) and maximum number of shares subject to the Incentive Plan, the maximum annual award applicable under the Incentive Plan and the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards will be appropriately adjusted.

Stock Options

The Administrator is able to grant nonqualified stock options and incentive stock options under the Incentive Plan. The Administrator determines the number of shares subject to each option, but no participant will be able to be granted options covering more than 250,000 shares during any calendar year. The exercise price of options will not be less than one hundred percent (100%) of the fair market value of the Company’s Common Stock on the date of grant, except the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of the

Company’s outstanding stock, must be at least 110% of the fair market value of the Company’s Common Stock on the grant date.

All stock options granted after April 22, 2004 under the amended and restated Incentive Plan may have a term up to seven years after the date of grant. The Incentive Plan originally provided for a ten-year maximum term for all stock options, and was later amended on April 17, 2003, to provide for a five-year maximum term. However, on April 22, 2004, the Incentive Plan was amended again to provide for seven-year terms.

In the event an optionee’s continuous status as an employee, director or consultant is terminated, the optionee generally may exercise his or her option (to the extent that the optionee was entitled to exercise it at the time of termination) but only within the earlier of (i) the date three (3) months after the termination of the optionee’s continuous status as an employee, director or consultant, or (ii) the expiration of the term of the option as set forth in the option agreement. In the event an optionee’s continuous status as an employee, director or consultant terminates as a result of the optionee’s death or disability, the optionee (or such optionee’s estate, heirs or beneficiaries) may exercise his or her option, but only within the period ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period as specified in the option agreement) or (ii) the expiration of the term of the option as set forth in the option agreement. In the event an optionee’s continuous status as an employee, director or consultant is terminated for cause, the optionee’s option will immediately terminate.

The purchase price of stock acquired pursuant to an option is paid either in cash at the time of exercise or purchase, or (if determined by the Administrator at the time of grant for an option) by deferred payment or other arrangement or in any other form of legal consideration that may be acceptable to the Administrator.

The total number of shares of stock subject to an option may, but need not, be allotted in periodic installments. The option agreement may provide that from time to time during each of such installment periods, the option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period. The option agreement may also provide that an optionee may exercise an option prior to full vesting, provided that the Company has a repurchase right with respect to any unvested shares.

An incentive stock option will not be transferable except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the person to whom the incentive stock option is granted. A nonstatutory stock option may only be transferable upon such terms and conditions as the Administrator determines at the time of grant. An optionee may designate a beneficiary who may exercise his or her option after death.

Stock Bonuses and Restricted Stock Awards

The Administrator is able to grant stock bonuses and restricted stock awards under the Incentive Plan. The Administrator will determine all the terms of the awards including the number of shares granted. The purchase price of restricted stock will not be less than eighty-five percent (85%) of the fair market value of the Company’s Common Stock on the date such award is made and may be issued in lieu of cash compensation. Stock bonuses may be awarded in consideration for past services rendered to the Company or for its benefit. The Administrator may impose whatever conditions to vesting it determines to be appropriate. For example, the Administrator may set restrictions based on the achievement of specific performance goals. A stock bonus or restricted stock award will only be transferable upon such terms and conditions as the Administrator determines in its sole discretion at the time of grant.

Restricted Stock Units

The Administrator may grant Stock Awards of restricted stock units denominated in units of common stock on such terms and conditions and subject to such restrictions, if any, as the Administrator may determine, which will include, without limitation, the manner in which shares subject to a restricted stock unit award are held during the periods they are subject to restrictions and the circumstances under which forfeiture of such awards will occur by reason of termination of a participant’s employment or service relationship.

Stock Appreciation Rights

The Administrator may grant stock appreciation rights either alone or in tandem with stock options. A stock appreciation right is the right to receive the appreciation in fair market value of common stock between the exercise date and the date of grant. The Company can pay the appreciation in either cash or shares of Common Stock. The Administrator determines the number of shares subject to each stock appreciation right, but no participant will be able to be granted stock appreciation rights covering more than 250,000 shares during any calendar year. The Administrator will determine the remaining terms of stock appreciation rights, including, without limitation, when such an award will become exercisable, subject to the terms of the Incentive Plan.

Change of Control

Unless determined otherwise by the Administrator at the time of grant, in the event of a change in control of the Company, all outstanding Stock Awards will immediately vest. In such an event, the Administrator will notify all participants that their outstanding Stock Awards will be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Administrator at the time of the grant) from the date of such notice, and any unexercised Stock Awards will terminate upon the expiration of such period.

Restriction on Repricing

The Administrator must obtain stockholder approval for repricing of any stock options and/or stock appreciation rights granted under the Incentive Plan. For these purposes, a repricing includes the cancellation and re-granting of options.

Amendment of the Incentive Plan

The Administrator may amend the Incentive Plan at any time; however, no amendment can be made that would impair the rights of a participant who has already received a Stock Award, unless the participant consents, or if such amendment is made to comply with applicable law, Nasdaq National Market rules, or accounting rules. Further, the Administrator cannot amend the Incentive Plan without the approval of the Company’s stockholders if such approval is required under applicable law or if the amendment would: (1) materially increase the benefits to Plan participants; (2) increase the aggregate number of securities issued under the Plan; (3) significantly modify the eligibility requirements for participants in the Plan; or (4) result in a repricing of any option.

Termination or Suspension of the Incentive Plan

The Administrator may suspend or terminate the Incentive Plan at any time. Unless sooner terminated, the Incentive Plan will terminate on December 18, 2006. No Stock Awards may be granted under the Incentive Plan while the Incentive Plan is suspended or after it is terminated.

Federal Income Tax Information

Incentive Stock Options.   Incentive stock options under the Incentive Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under the Code. There generally are no federal income tax consequences to the optionee by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any.

If an optionee holds stock acquired through exercise of an incentive stock option for at least two years from the date on which the option is granted and at least one year from the date on which the shares are transferred to the optionee upon exercise of the option, any gain or loss on a disposition of such stock will be long-term capital gain or loss. Generally, if the optionee disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), at the time of disposition, the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (b) the optionee’s actual gain, if any, on the purchase and sale. The optionee’s additional gain, or any loss, upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year. Capital gains currently are generally subject to lower tax rates than ordinary income. Effective for the 2004 calendar year, the maximum long-term capital gains rate for federal income tax purposes is currently 15% while the highest marginal federal ordinary income rate is 35% at the present time. Slightly different rules may apply to optionees who acquire stock subject to certain Company repurchase rights.

To the extent the optionee recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled (subject to the requirement of reasonableness and the satisfaction of a tax reporting obligation) to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

Nonstatutory Stock Options.   Nonstatutory stock options granted under the Incentive Plan generally have the following federal income tax consequences:

There are no tax consequences to the optionee or the Company by reason of the grant of a nonstatutory stock option with an exercise price equal to the fair market value of the underlying stock on the date of grant. Upon exercise of such a nonstatutory stock option, the optionee normally will recognize taxable ordinary income equal to the excess of the stock’s fair market value on the date of exercise over the option exercise price. Generally, with respect to employees, the Company is required to withhold taxes from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness and the satisfaction of a reporting obligation, the Company will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionee. Upon disposition of the stock, the optionee will recognize a capital gain or loss equal to the difference between the selling price and the purchase price (to the extent not recognized as taxable income as described above) which will be deemed long or short-term depending on whether the stock was held for more than one year. Slightly different rules may apply to optionees who acquire stock subject to certain repurchase options or who are subject to Section 16(b) of the Exchange Act.

Stock Bonuses, Restricted Stock Awards, Restricted Stock Units.   A participant will not have taxable income upon grant unless he or she elects to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares or cash received minus any amount paid for the shares.

Stock Appreciation Rights.   No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Tax Effect for the Company.   The Company generally will be entitled to a tax deduction in connection with a Stock Award under the Incentive Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). Special rules limit the deductibility of compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive officers. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, the Company can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the amended and restated Incentive Plan, setting limits on the number of options and stock appreciation rights that any individual may receive. The Incentive Plan has been designed to permit the Administrator to grant options and stock appreciation rights that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting the Company to continue to receive a federal income tax deduction in connection with such Stock Awards.

Participation In Incentive Plan

The grant of Stock Awards under the Incentive Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Board. As of the date of this proxy statement, there has been no determination made by the Administrator with respect to future discretionary awards to employees or consultants under the Incentive Plan. Accordingly, future awards to employees and consultants are not determinable. Non-employee directors also are eligible to participate in the Incentive Plan. See “Director Compensation” below for a discussion of grants made to directors to date.

The following table sets forth the following equity awards granted under the Incentive Plan during the last fiscal year: (a) the aggregate number of shares subject to options and the average per share exercise price, (b) the aggregate number of shares of restricted stock and the average per share purchase price, and (c) the aggregate number of shares granted pursuant to awards of restricted stock units and the dollar value of such restricted stock unit shares, based on $44.82 per share, the closing price for the Company’s Common Stock on December 31, 2004, as reported by Nasdaq.

1997 EQUITY INCENTIVE PLAN BENEFITS TABLE

Name or Identity of Group	Number of Shares Subject to Options Granted	Average Per Share Exercise Price of Options	Number of Shares of Restricted Stock Granted	Average Per Share Purchase Price of Restricted Stock(1)	Number of Shares Subject to Restricted Stock Units	Dollar Value of Restricted Stock Units
Kenneth P. Wilcox President and Chief Executive Officer	30,000	$36.56	—	—	9,375	$420,188
Gregory W. Becker Chief Operating Officer, Commercial Banking	15,000	$36.56	—	—	4,687	$210,071
Timothy M. Hardin Chief Operating Officer, SVB Capital	15,000	$36.56	—	—	4,687	$210,071
Harry W. Kellogg, Jr. President, SVB Capital and Private Client Services	15,000	$36.56	—	—	4,687	$210,071
Marc J. Verissimo Chief Strategy and Risk Management Officer	15,000	$36.56	—	—	4,687	$210,071
All Current Executive Officers as a Group (11 people)	275,000	$37.53	30,000	$38.43	51,558	$2,310,830
All Other Employees as a Group	1,051,899	$37.21	60,467	$33.20	—	—
All Current Outside Directors as a Group	—	—	14,000	$36.56	—	—

(1)   These awards are subject to the Company’s standard vesting schedule. The deemed purchase price is the fair market value as of the date of grant.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2004 with respect to the shares of the Company’s common stock that may be issued under the existing equity compensation plan, which has been approved by stockholders:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by stockholders	6,646,760	$27.40	1,449,778
Equity compensation plans not approved by stockholders	n/a	n/a	n/a
TOTAL	6,646,760	$27.40	1,449,778

(1)          Includes options, restricted stock and restricted stock units granted under the Company’s Amended and Restated 1997 Equity Incentive Plan and Amended and Restated 1989 Stock Option Plan.

(2)          Includes shares available for issuance under the Company’s Amended and Restated 1997 Equity Incentive Plan. Does not include 1,099,945 shares available for issuance under the 1999 Employee Stock Purchase Plan.

Proposal No. 4

APPROVAL OF BONUS ARRANGEMENT WITH CHIEF EXECUTIVE OFFICER OF SVB ALLIANT

The Board of Directors Recommends a Vote “For” Approval of the Bonus Arrangement with David
Ketsdever, Chief Executive Officer of SVB Alliant, a wholly-owned subsidiary of the Company

The Board of Directors is requesting stockholder approval of a bonus arrangement with David Ketsdever, the Chief Executive Officer of SVB Alliant, a wholly-owned subsidiary of the Company which provides investment banking services, including mergers, acquisitions, private placement and corporate partnering advisory services. Mr. Ketsdever oversees and directs all aspects of SVB Alliant’s business.

Mr. Ketsdever joined the Company on November 29, 2004. The terms of Mr. Ketsdever’s offer letter with the Company provide for certain performance-based annual bonus payments through fiscal year 2007 and a potential restricted stock unit award of 25,000 shares for fiscal year 2008, the details of which are described below and which were approved by the Compensation Committee of the Board of Directors. The bonus payments in excess of the guaranteed minimum bonus payments set forth below and the potential restricted stock unit award are subject to stockholder approval. One reason for seeking stockholder approval for the bonus arrangement is so that the Company may be entitled to a tax deduction in connection with the portion of the bonus payments subject to stockholder approval and any income that could potentially be recognized by Mr. Ketsdever as a result of the potential restricted stock unit award. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to the Company’s Chief Executive Officer and to each of its four most highly compensated executive in any year may be deductible only to the extent it does not exceed $1,000,000. However, if we pay compensation that is “performance-based” under Section 162(m), the Company still can receive a federal income deduction for the compensation even if it is more than $1 million during a single year. It is our desire to have a portion of Mr. Ketsdever’s bonuses discussed in greater detail below qualify as “performance based” compensation under 162(m). If the Company’s stockholders do not approve the bonus payments and potential restricted stock unit award as described in the Proposal No. 4, then the Compensation Committee of the Board of Directors may consider an alternative compensation arrangement to properly incentivize Mr. Ketsdever.

Subject to stockholder approval of this Proposal No. 4, Mr. Ketsdever will be entitled to the following annual bonuses:

Fiscal Year	Bonus Amount(1)
2005(2)	55% of SVB Alliant’s gross margin for such fiscal year
2006(3)	30% of SVB Alliant’s gross margin for such fiscal year
2007(4)	25% of SVB Alliant’s gross margin for such fiscal year
2008(5)	Potential restricted stock unit award of 25,000 shares upon achievement of certain annual revenue and net gross margin targets

(1)          SVB Alliant’s gross margin is defined as net income before tax (or pre-tax profits), as calculated by the Company in accordance with accounting principles generally accepted in the United States. (For purposes of such calculations, gross margin is inclusive of all costs associated with SVB Alliant, other than Mr. Ketsdever’s bonus.)

(2)          For 2005, Mr. Ketsdever will be entitled to a minimum bonus payment of $800,000, so stockholders are only being requested to approve any bonus amounts that could be paid in excess of $800,000 in accordance with the formula described above.

(3)          For 2006, Mr. Ketsdever will be entitled to a minimum bonus payment of $200,000, so stockholders are only being requested to approve any bonus amounts that could be paid in excess of $200,000 in accordance with the formula described above.

(4)          For 2007, Mr. Ketsdever will be entitled to a minimum bonus payment of $300,000, so stockholders are only being requested to approve any bonus amounts that could be paid in excess of $300,000 in accordance with the formula described above.

(5)          For 2008, Mr. Ketsdever will become eligible to receive a restricted stock unit award of 25,000 shares if SVB Alliant achieves certain annual revenue and net gross margin targets, as described below.

In the event annual revenues and net gross margins for fiscal year 2008 for SVB Alliant exceed $50,000,000 and 25%, respectively, the Company will, subject to stockholder approval of this Proposal No. 4, recommend to its Board of Directors that it approve a grant to Mr. Ketsdever of an additional restricted stock unit award of 25,000 shares, which will be subject to annual vesting in equal installments over a four year period following the date of grant, subject to Mr. Ketsdever’s continued service through such dates.

After a performance period ends, the Compensation Committee will certify in writing the extent to which the performance goals set forth above actually were achieved. The annual bonus amounts for 2005, 2006 and 2007 are subject to adjustment as follows: To the extent any annual bonus amount exceeds $3,000,000, the excess over $3,000,000 will be reduced by 50%. To the extent any such recalculated bonus amount exceeds $4,000,000, the excess over $4,000,000 will be reduced by 75%. Additionally, the first $800,000 of any annual bonus amount will be paid in cash, and the remainder as follows: 60% in cash, and 40% in restricted stock unit awards which will be subject to annual vesting in equal installments over a three year period following the date of grant, subject to Mr. Ketsdever’s continued service through such dates (and accelerated vesting in full upon involuntary termination without cause of Mr. Ketsdever).

The guaranteed minimum bonuses of $800,000 in 2005, $200,000 in 2006, $300,000 in 2007, respectively, will not be considered “performance based” compensation for purposes of Section 162(m). Accordingly, if stockholders approve this Proposal No. 4, only bonuses earned by Mr. Ketsdever in excess of these guaranteed minimum bonus amounts will be considered “performance based” compensation under Section 162(m). If the minimum bonuses, when combined with Mr. Ketsdever’s other non-performance based compensation, exceed $1,000,000 for any applicable year, such excess over $1,000,000 will not be deductible by the Company.

We believe the bonus structure set for above, together with the other components of his compensation, offer Mr. Ketsdever a competitive pay structure that will incentivize him to use maximum efforts for a period of time necessary to execute our long-term business strategy as it relates to SVB Alliant.

Examples of Bonus Calculations

For illustrative purposes only, set forth below are calculation examples of Mr. Ketsdever’s bonus payments, assuming a gross margin of $1,000,000 for each of 2005, 2006 and 2007. The numbers contained in these examples are not indicative of SVB Alliant’s actual results and shall not be assumed or projected as such. As stated, such numbers are strictly used to demonstrate the method of calculating Mr. Ketsdever’s bonus under his bonus arrangement with the Company only.

EXAMPLE I:   Assuming a gross margin of $1,000,000 for each of 2005, 2006 and 2007:

•       In 2005, Mr. Ketsdever would receive a cash bonus payment of $800,000, which is the greater of (i) $800,000 (his 2005 minimum bonus payment) and (ii) $550,000, which is 55% of the assumed gross margin for 2005.

•       In 2006, Mr. Ketsdever would receive a cash bonus payment of $500,000, which is the sum of: (i) $200,000, plus (ii) $300,000, which is 30% of the assumed gross margin for 2006.

•       In 2007, Mr. Ketsdever would receive a cash bonus payment of $550,000, which is the sum of: (i) $300,000, plus (ii) $250,000, which is 25% of the assumed gross margin for 2007.

For purposes of illustrating the adjustment provision which is applicable to Mr. Ketsdever’s bonus payment for amounts over $3,000,000, set forth is an additional example.

EXAMPLE II:   Assuming a gross margin of $6,000,000 for the year 2005:

•       In 2005, Mr. Ketsdever would receive a bonus payment of $3,150,000, which is the difference of: (i) $3,300,000, which is 55% of the assumed gross margin for 2005, less (ii) $150,000, which is half of the excess over the original bonus amount over $3,000,000. Of the $3,150,000 payment, $2,210,000 will be paid in cash and $940,000 will be paid in the form of restricted stock unit awards that will be subject to a vesting schedule as described above.

Vote Required

At the Annual Meeting, stockholders are requested in this Proposal No. 4 to approve the bonus arrangement with Mr. Ketsdever, as described above. The affirmative vote of the holders of a majority of the Votes Cast on this proposal will be required to approve the bonus arrangement. For purposes of this vote, abstentions will be counted as negative votes but broker non-votes will not be counted for any purpose of determining Votes Cast. The Board of Directors recommends a vote “FOR” approval of the bonus arrangement.

We strongly believe that the approval of the above bonus arrangement is essential to the retention of Mr. Ketsdever, who we believe plays a critical role in the future success of SVB Alliant.

Proposal No. 5

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors Recommends a Vote “For” the Ratification of
Independent Registered Public Accounting Firm

The firm of KPMG LLP has been appointed by the Audit Committee to be the independent registered public accounting firm of the Company for the 2005 fiscal year. KPMG LLP has audited the Company’s financial statements since November 1994. While neither the Company’s bylaws nor other governing documents require stockholder ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm, the Audit Committee of the Board is submitting the appointment of KPMG LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify such selection by the affirmative vote of the holders of a majority of the Votes Cast, the Audit Committee may reconsider its selection.

Representatives from the firm of KPMG LLP will be present at the Annual Meeting of Stockholders and afforded the opportunity to make a statement if they desire to do so. They will also be available to respond to stockholders’ questions.

PRINCIPAL AUDIT FEES AND SERVICES

The following table sets forth fees for services KPMG LLP billed for fiscal years 2004 and 2003:

	2004	2003
Audit fees(1)	$1,314,177	$1,767,714
Audit-related fees(2)	132,350	73,000
Tax fees(3)	405,022	584,242
All other fees(4)	3,603	20,943
Total	$1,855,152	$2,445,899

(1)          Audit fees include fees paid to KPMG LLP for the audit of the Company’s consolidated, and certain subsidiaries financial statements and certain benefit plan financial statements for fiscal years 2004 and 2003 and fees paid for quarterly reviews by the auditors of consolidated financial statements included in the Company’s quarterly reports on Form 10-Q.

(2)          Audit-related fees consisted principally of fees related to accounting consultation fees.

(3)          Represents fees for services provided in connection with the Company’s tax compliance and tax planning.

(4)          Represents fees for training and sponsorship services provided to the Company.

All non-audit services were reviewed with the Audit Committee, which concluded that the provision of such services by KPMG LLP did not compromise that firm’s independence in the conduct of its auditing function.

In accordance with its charter, the Audit Committee shall explicitly approve the engagement of its independent auditor for all audit and permissible non-audit related services. The charter also provides that in certain cases, the Audit Committee may delegate authority to one or more members of the Audit Committee to pre-approve certain services provided that such pre-approvals are communicated to the full Audit Committee at its next meeting. The charter further provides that in some cases, the engagement of all audit and certain permissible non-audit related services may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. During fiscal year 2004, all services by KPMG LLP were pre-approved by the Audit Committee.

INFORMATION ON EXECUTIVE OFFICERS

The positions and ages as of the Record Date of the executive officers of the Company are set forth below. Our executive officers consist of members of the Company’s Steering Committee who perform policy-making functions for the Company within the meaning of the SEC rules. Such officers also may serve as officers of the Bank and/or the Company’s other subsidiaries. There are no family relationships among directors or executive officers of the Company.

Name and Position	Age	Biographical Information	Employee Since
Kenneth P. Wilcox President, Chief Executive Officer and Director	56	Please see Mr. Wilcox’s biography under “Proposal No. 1—Election of Directors—Nominee for Directors” above.	1990
Gregory W. Becker Chief Operating Officer, Commercial Banking	37	Mr. Becker joined the Bank in 1993 as part of the Northern California Technology Division. Mr. Becker joined the National Division in 1995 and in May 1996 opened the Bank’s regional office in Boulder, Colorado serving as Senior Vice President and Manager. Mr. Becker was the Division Manager of Sand Hill Venture Capital Group from February 1999 to December 2001. From January 2002 to September 2003, Mr. Becker was named Chief Banking Officer. Mr. Becker was appointed Chief Operating Officer in September 2003. Mr. Becker became an executive officer in August 2003.	1995

Mr. Becker currently serves as President of the Board of Trustees for the Silicon Valley and Monterey Bay Area Chapter of the Leukemia & Lymphoma Society. He earned a bachelor’s degree in Finance from Indiana University.

Timothy M. Hardin Chief Operating Officer, SVB Capital	38	Mr. Hardin joined the Bank in 1995 as vice president and lender in the Beaverton, Oregon office. Mr. Hardin managed the Commercial Finance Division from October 1997 to July 1999. From July 1999 to January 2002, Mr. Hardin was the Senior Vice President and Senior Credit Officer of the Seattle office. Mr. Hardin was the Northwest Division Manager from January 2002 to June 2003. Mr. Hardin was appointed Chief Operating Officer, Merchant Banking in October 2003. Mr. Hardin became an executive officer in February 2004.	1995
		Mr. Hardin earned a bachelor’s degree in Economics from the University of Oregon and an MBA from the John E. Anderson Graduate School of Management at UCLA.

Jack Jenkins-Stark Chief Financial Officer	54

Mr. Jenkins-Stark joined the Bank in April 2004 as Chief Financial Officer. Prior to joining the Bank, Mr. Jenkins-Stark served as Vice President of Business Operations and Technology at Itron Corporation, an energy technology company from March 2003 to March 2004. Prior to that, Mr. Jenkins-Stark was a Senior Vice President and Chief Financial Officer at Silicon Energy Corporation, an emerging energy software company that was acquired by Itron from April 2000 to March 2003. Mr. Jenkins-Stark served as Senior Vice President and Chief Financial Officer of GATX Capital, a specialized finance and leasing company from September 1998 to April 2000.

			2004

Mr. Jenkins-Stark is currently a member of the Board of Directors for TC Pipelines L.P., a publicly traded, master limited partnership holding interests in the Northern Border Pipeline and Tuscarora Pipeline with TransCanada Pipelines Corporation as the General Partner and Advanced Keyboard Devices Inc. a privately held company which manufacturers training devices for schools.

		Mr. Jenkins-Stark has a BA and an MA in Economics from the University of California at Santa Barbara, and an MBA from the University of California at Berkeley.
Harry W. Kellogg, Jr. President, SVB Capital and Private Client Services	61

Mr. Kellogg joined the Bank in October 1986 as Senior Vice President of the Bank’s Technology Division. Mr. Kellogg served as Chief Marketing Officer from September 1993 to April 1994 (when he left the Bank for ten months, during which time, he served as Executive Vice President for the Emerging Growth Industries Division of Cupertino Bank). Mr. Kellogg returned to the Bank in February 1995 as Chief Marketing Officer. From December 1997 to November 1998, he served as the Manager of the Bank’s Products and Services Group. Mr. Kellogg was appointed Manager of the Bank’s Strategic Initiatives Group from November 1998 to January 2002. Since January 2002, Mr. Kellogg has been serving as President, Merchant Banking of the Company. In addition to his role as the President, Merchant Banking, Mr. Kellogg served as the interim President of Private Banking from July 2002 until his successor was appointed in January 2003. He was appointed Vice Chairman of the Board of Silicon Valley Bank in May 1999.

			1986

Mr. Kellogg is a past and present member of and on the boards and advisory boards of many civic and industry organizations, including TechNet, Nollenberger Capital Partners, the Girvan Institute, the Churchill Club, Association for Corporate Growth, Financial Executives International (FEI), California/Israel Chamber of Commerce, the Silicon Valley Manufacturing Group and Ravix Corporation. In addition, he is an emeritus board member of the Technology Museum of Innovation.

		Mr. Kellogg attended Menlo College and San Jose State University.
David T. Ketsdever Chief Executive Officer, SVB Alliant	39	Mr. Ketsdever joined the Bank in November 2004 as Chief Executive Officer of SVB Alliant. Prior to joining the Bank, Mr. Ketsdever was Founder and CEO of Green Ridge Systems, Inc., a developer of information management software solutions for the financial services industry from March 2002 to November 2004. Mr. Ketsdever was Managing Director of Merrill Lynch’s Technology investment banking team from July 1998 to February 2002.	2004
		Mr. Ketsdever earned a bachelor’s degree with honors in Economics from the University of Chicago and an MBA from Harvard Business School.
Mark A. MacLennan Head of Global Financial Services	51	Mr. MacLennan joined the Bank in November 2004 as Head of Global Financial Services. Prior to joining the Bank, Mr. MacLennan served as Managing Director of the Private Equity Group at Century Capital Management, Inc., an investment management firm from May 1999 to October 2004. Prior to that, Mr. MacLennan held a variety of management and leadership positions at Bank Boston (now Bank of America) from February 1977 to August 1998.	2004
		Mr. MacLennan is currently a member of the Board of Directors for LoanCity.com and OneCore Financial Network, both privately held companies.
		Mr. MacLennan earned a degree in Political Economics from Williams College in Williamstown, Massachusetts.

Lynda Ward Pierce Head of Human Resources	42	Ms. Ward Pierce joined the Bank in October 2004 as Head of Human Resources. Prior to joining the Bank, Ms. Ward Pierce was Vice President, Human Resources at Organic Inc., a web development and marketing services from which is part of Omnicom Group Inc. from July 1999 to October 2004. Ms. Ward Pierce was Global Director, Human Resources and Director, Human Resources at Navigant Consulting, Inc. (Formerly The Metzler Group), management consultants to the energy and network industries from August 1998 to July1999.	2004

Ms. Ward Pierce earned a bachelor’s degree in Managerial Economics from the University of California, Davis, where she also attended the Graduate School of Management. She also holds a master’s degree in human resources and organizational development from the University of San Francisco.

Marc J. Verissimo Chief Strategy and Risk Management Officer	49	Mr. Verissimo joined the Bank in May 1993 as Team Leader in the Northern California Technology Division. Mr. Verissimo was named Manager of the Silicon Valley Lending Division in September 1993. Mr. Verissimo served as Manager of the Bank’s Corporate Finance Group from January 2000 to November 2000. From November 2000 to January 2002, Mr. Verissimo served as Manager of the Risk Management Group. Mr. Verissimo was named Chief Strategy Officer in January 2002, and Chief Strategy and Risk Officer in January 2003.	1993
		Mr. Verissimo earned a bachelor’s degree in Agricultural Economics from the University of California, Davis, and an MBA from Harvard Business School.
David C. Webb Chief Information Officer	49	Mr. Webb joined the Bank in July 2004 as Chief Information Officer. Prior to joining the Bank, Mr. Webb was Vice President, Investment Banking Division at Goldman Sachs, a leading global investment banking, securities and investment management firm from November 1999 to June 2004. Mr. Webb was Chief Information Officer at Bank One from January 1997 to November 1999.	2004
		Mr. Webb earned a bachelor’s degree in Russian from the University of London and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University.

Derek Witte General Counsel	48	Mr. Witte joined the Bank in February 2003 as General Counsel. From November 2003 through October 2004 he also served as Head of Human Resources. Prior to joining the Bank, Mr. Witte served as Vice President and General Counsel for Tellme Networks, Inc., a voice recognition start-up from March 2001 to May 2002. Mr. Witte was the Senior Vice President of Worldwide Operations at Symantec from December 1998 to January 2001 and Vice President and General Counsel at Symantec from October 1990 to December 1998. Mr. Witte became an executive officer of the Company in August 2003.	2003
Mr. Witte is on the Board of the Silicon Valley Campaign for Legal Services.
Mr. Witte earned a bachelor’s degree with honors in Economics and a J.D. from the University of California at Berkeley.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding beneficial ownership as of the Record Date of the Company’s Common Stock by: (i) each of the Company’s directors and director nominees, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) all directors and executive officers as a group. Unless otherwise noted, the respective nominees have sole voting and investment power with respect to the shares shown in the table as beneficially owned.

	Shares Beneficially Owned
Name of Beneficial Owner*	Number of Shares	Percent of Class Owned
Eric A. Benhamou	—	—%
James F. Burns(1)	62,594	*	%
David M. Clapper	—	—%
Roger F. Dunbar	—	—%
Joel P. Friedman	1,000	*	%
G. Felda Hardymon(2)	107,000	*	%
Alex W. “Pete” Hart(3)	13,750	*	%
C. Richard Kramlich	—	—%
James R. Porter(4)	72,250	*	%
Michaela K. Rodeno(5)	6,750	*	%
Larry W. Sonsini	2,000	*	%
Kenneth P. Wilcox(6)	355,749	*	%
Gregory W. Becker(7)	102,100	*	%
Timothy M. Hardin(8)	86,698	*	%
Harry W. Kellogg, Jr.(9)	176,990	*	%
Marc J. Verissimo(10)	128,353	*	%
All directors and current executive officers as a group (22 persons)(11)	1,166,612	3.16%

*                    Represents beneficial ownership of less than 1%.

(1)          Includes 39,750 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date. Mr. Burns is not standing for re-election at the 2005 Annual Meeting.

(2)          Includes 2,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(3)          Includes 6,750 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(4)          Includes 42,750 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(5)          Includes 4,750 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(6)          Includes 233,750 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(7)          Includes 90,625 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(8)          Includes 69,735 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(9)          Includes 162,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(10)   Includes 99,750 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

(11)   Includes 768,610 shares which may be acquired pursuant to the exercise of stock options within 60 days of the Record Date.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding beneficial ownership of the Company’s Common Stock as of December 31, 2004 by all those known by the Company to own more than 5% of the outstanding Common Stock of the Company, and is based upon Schedules 13D and 13G filed with the SEC. Applicable percentages are based on 35,970,095 shares outstanding as of December 31, 2004. The Company knows of no persons other than those entities described below who beneficially own more than 5% of the outstanding Common Stock of the Company.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percent of Class Owned
H. A. Schupf & Co., LLC(1) 590 Madison Avenue New York, New York 10022	4,204,191	11.69%
FMR Corp.(2) 82 Devonshire Street Boston, Massachusetts 02109	3,289,230	9.14%
T. Rowe Price Associates, Inc.(3) 100 E. Pratt Street Baltimore, Maryland 21202	2,927,850	8.14%
Mazama Capital Management Group(4) One S.W. Columbia, Suite 1500 Portland, Oregon 97258	1,837,620	5.11%

(1)          H.A. Schupf & Co., LLC, an investment adviser, has the sole voting and dispositive power with respect to all 4,204,191 shares.

(2)          Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 2,998,230 shares or 8.332% of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 2,998,230 shares owned by the Funds. Neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 291,000 shares or 0.809% of the Common Stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 291,000 shares, and sole power to vote or direct the voting of 270,100 shares, and no power to vote or to direct the voting of 20,900 shares of Common Stock owned by the institutional account(s), as reported above. Members of the Edward C. Johnson 3d family are the predominant owners of Class B shares of common stock of FMR Corp., representing approximately 49% of the voting power of FMR Corp. Mr. Johnson 3d owns 12% and Abigail Johnson owns 24.5% of the aggregate outstanding voting stock of FMR Corp. Mr. Johnson 3d is the Chairman of FMR Corp. and Abigail P. Johnson is a Director of FMR Corp. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Accordingly, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR Corp.

(3)          T. Rowe Price Associates, Inc., an investment adviser (“Price Associates”), Price Associates has sole voting power with respect to 991,850 shares and sole dispositive power with respect to 2,927,850 shares. These securities are owned by various individual and institutional investors which Price Associates serves as investment adviser with power to direct investment and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4)          Mazama Capital Management, Inc., an investment adviser, has sole voting power with respect to 1,008,500 shares and sole dispositive power with respect to 1,827,620 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Company believes, based solely on a review of Forms 3, 4 and 5 and amendments thereto furnished to the Company, that during fiscal year 2004, its directors, officers (as defined in the rules under Section 16 of the Exchange Act), and any greater than 10% stockholders have complied with all Section 16(a) filing requirements in a timely manner; except that 28 reports covering an aggregate of 54 transactions were inadvertently filed late by Mr. Delaney, the Company’s Controller and Principal Accounting Officer.

DIRECTOR COMPENSATION

In April 2004, the Compensation Committee retained Towers Perrin, HR Services, a compensation consulting firm, to review the Company’s director compensation arrangements. Towers Perrin analyzed the compensation programs of a peer group of similar-sized bank holding companies and issued a report regarding its findings and recommendations. Based on the Towers Perrin report, the Board of Directors reviewed the existing arrangements and determined that no change was necessary to existing compensation arrangements for 2004 for the Company’s directors.

Fees.   Each of the non-employee directors of the Company received compensation under the Company’s standard director compensation arrangements for fiscal year 2004. Each non-employee director of the Company received an annual retainer of $25,000 and an additional fee of $1,000 for each general Board meeting attended in person. Each non-employee director that served for only a portion of 2004 received a prorated annual retainer. The chairperson of the Board of Directors received an additional annual retainer of $75,000. Additionally, the chairperson of the Audit Committee received a fee of $15,000, and chairpersons of each of the Compensation Committee, Loan Committee, Finance Committee and Governance Committee received a fee of $7,500. Each committee member received a fee of $2,500 for each Audit Committee meeting attended in person, and a fee of $1,250 for each of the other standing committee meetings. The members of the Board of Directors are also eligible for reimbursement for their reasonable expenses incurred in connection with attendance at meetings in accordance with Company policy.

For fiscal year 2004, each advisory director received an annual retainer of $25,000, and $1,000 for each Board meeting attended in person, $2,500 for each Audit Committee and $1,250 for each of the other standing committee meetings. The total compensation paid to the Company’s non-employee directors in 2004 was $540,917. The total compensation paid to the Company’s advisory directors in 2004 was $96,750.

Options.   During fiscal year 2004, each non-employee director that served the entire year (Messrs. Burns, Hardymon, Porter, Sonsini and Hart and Ms. Rodeno) received 2,000 restricted shares of the Company’s Common Stock except for the chairperson of the Board of Directors (Mr. Hart) who received 4,000 restricted shares. Such shares were granted on July 27, 2004 and will become fully vested on April 21, 2005.

Retention Program.   The non-employee directors of the Company were not participants under the 2004 Retention Plan of the Retention Program. (See “Retention Program” below.) However, Messrs. Hardymon and Hart and Ms. Rodeno were participants in the Retention Program for the 2002 plan year, and each received in January 2005 a distribution of $1,961.52. Messrs. Hart and Porter were participants for the 2000, 2001 and 2002 plan years and each received a distribution of $3,543.74 in January 2005 and $225.61 in January 2004.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
ON EXECUTIVE COMPENSATION

The Report of the Compensation Committee (the “Committee”) shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934 (the “Exchange Act”), except to the extent that the Company specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

Decisions regarding compensation of the Company’s executive officers, including those related to stock options, restricted stock units and restricted stock awards, are considered by the full Board of Directors, based upon the recommendations and analysis performed by the Compensation Committee (the “Committee”), currently composed of the following non-employee directors: Ms. Michaela K. Rodeno (Chair), and Messrs. Alex W. Hart, C. Richard Kramlich and James R. Porter. While Mr. Wilcox was invited to attend some meetings of the Compensation Committee, he did not participate in, nor was he present at, any deliberations relating to his own compensation.

During 2004, the Board of Directors did not modify or reject in any material way any action or recommendation by the Committee.

Compensation Philosophy

The policies of the Committee with respect to executive officers, including the Chief Executive Officer, are to align compensation with business objectives and performance and to enable the Company to attract, retain and reward executive officers and other key employees who contribute to the long-term success of the Company and to motivate them to enhance long-term stockholder value. The key principles of this philosophy are:

•      Pay competitively.   The Committee maintains a philosophy that executive compensation levels should be competitive relative to those found in other financial institutions of comparable asset size. The Committee reviews and considers information regarding executive salary levels in the financial institutions industry from various sources, including compensation surveys conducted by banking industry associations and independent compensation consultants, such as Towers Perrin HR Services and Top Five Data Services. The Committee endeavors to set executive base salary compensation based on market salaries that are established through research of comparable positions in related industries. Jobs are benchmarked to similar jobs in the marketplace and then grouped by level into bands. For each position, there is a lower, middle and upper third salary range, and also a target cash incentive compensation award range, based on performance. An executive’s actual base compensation depends on the executive’s proficiency level for the particular position.

•      Tie incentive compensation to Company financial performance.   Total incentive compensation payable to our executive officers under the Company’s incentive compensation program are calculated using Company financial measures, such as pre-tax profits, return on equity (“ROE”), earnings per share (“EPS”) and net income targets. By using such measures to calculate the incentive compensation pool, the Company rewards officers for achieving overall financial performance, as the incentive compensation pool increases with improvement in the Company’s performance, thereby creating value for the Company’s stockholders.

Compensation for Executive Officers

Base salary ranges for executive officers are reviewed periodically (at least annually) by the Compensation Committee and established based on examination of market surveys of comparable companies performed by the Company. The Company performed a market survey in October 2004 and concluded that the base salary for certain executive officers were lower than those in comparable positions included in the survey. As a result, the Committee approved a strategy to move all executives to the median of the range of market salaries surveyed within three years. As an initial step in this strategy, base salary increases for all executive officers, except four officers, effective April 1, 2005. Base salaries for all executive officers increased an aggregate average of 4.6% since the beginning of fiscal year 2004. The Company believes that the planned salary increases will bring the salaries of the executive officers to competitive levels and in the first third of the range towards the median of the market salaries reflected in the survey.

Additionally, subject to the discretion of the Compensation Committee, executive officers are entitled to receive discretionary bonuses and other incentive compensation. Executive officers are eligible to receive equity awards, such as stock options, restricted stock units or restricted stock awards. During fiscal year 2004, executive officers were awarded options and restricted stock units. The Company believes that equity awards promote excellent performance over an executive officer’s career through compensation that is tied to the Company’s long-term performance. Moreover, under the Company’s Senior Management Incentive Compensation Plan, executive officers are entitled to earn bonus awards of up to a predetermined percentage of their base salary. Bonuses are based upon corporate performance goals as well as individually established performance goals. The size of equity awards and bonus payments are based on various factors relating to the responsibilities of the individual officers and their contributions and expected future contributions.

To further incentivize and retain our executive officers, all executive officers are eligible to participate in the Company’s retention program, qualified defined contribution plans and deferred compensation plan. (For a description of these plans, see “Retention Program,” “Contribution and Pension Plans” and “Deferred Compensation Plan” below.) The Committee believes that the Company offers competitive compensation and incentives, which are appropriate to retain its key executive officers.

Compensation for Chief Executive Officer

The compensation of Mr. Wilcox was determined in accordance with the compensation principles and philosophy discussed in this report. In setting Mr. Wilcox’s salary, the Committee reviewed a market survey of chief executive officer compensation performed by the Company in October 2004 of comparable companies. Based on the survey, the Committee concluded that the base salary for Mr. Wilcox was below the range of salaries for comparable chief executive officers included in the survey. As a result, as well as a result of Mr. Wilcox’s individual performance, the Committee increased Mr. Wilcox’s base salary to $522,500, to be effective as of April 1, 2005. With this increase, Mr. Wilcox’s base salary will be competitive and closer to the range of chief executive officer salaries reflected in the survey.

Under the Company’s Senior Management Incentive Compensation Plan, Mr. Wilcox’s bonus target for fiscal year 2004 was 80% of his 2004 base salary, which may be exceeded at the discretion of the Committee, up to a maximum of 160% of base salary. The Committee exercised its discretion, and taking into account the Company’s overall results in 2004 and Mr. Wilcox’s individual performance, approved a bonus award to Mr. Wilcox in the amount of $542,000, or approximately 114% of his 2004 base salary.

Additionally, Mr. Wilcox received the following equity awards: (i) in July 2004, an option to purchase 30,000 shares of the Company’s common stock, at an exercise price of $36.56, and (ii) in November 2004, a restricted stock unit award for 9,375 shares. Each equity award is subject to annual vesting in equal installments over a four-year period from the date of grant.

Tax Consequences

To the extent determinable and as one of the factors in its consideration of compensation matters, the Committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits. The Committee will consider various alternatives to preserving the deductibility of compensation payments (in particular, pursuant to Section 162(m) of the Internal Revenue Code) to the extent reasonably practicable and to the extent consistent with its other compensation objectives. The Committee adopted limitations on the number of shares that may be subject to awards granted under the Amended and Restated 1997 Equity Incentive Plan during any one calendar year to an individual so that compensation derived from stock options granted under such plans would qualify as “performance-based” compensation within the meaning of Section 162(m) and would therefore be deductible by the Company without regard to the $1 million limitation.

COMPENSATION COMMITTEE

Michaela Rodeno (Chair)
Alex W. Hart
C. Richard Kramlich
James R. Porter

Compensation Committee Interlocks and Insider Participation

During 2004, the Compensation Committee performed all compensation functions of the Board of Directors, including administration of the Company’s stock-based employee benefit plans. (See discussion above under “Board Committees and Meeting Attendance” for additional information on the Compensation Committee.) The Compensation Committee is currently chaired by Ms. Rodeno, with Messrs. Hart, Kramlich and Porter serving as members. None of the aforementioned persons has ever been an officer or employee of the Company. Mr. Wilcox does not participate in any Compensation Committee discussions related to his performance or compensation. See descriptions of related transactions between each of Ms. Rodeno and Messrs. Kramlich and Porter with the Company under “Certain Relationships and Related Transactions” below.

Stock Ownership Guidelines for Executive Officers

In January 2004, the Board of Directors approved the adoption of stock ownership guidelines for the Company’s executive officers. Under the guidelines, the Board has recommended that the Chief Executive Officer and all other executive officers own a minimum of 20,000 and 12,000 shares of the Company’s Common Stock, respectively. These stock ownership guidelines reflect the Board’s belief in the importance of aligning the economic interests of stockholders and management. Subject to exceptions granted by the Compensation Committee due to personal financial reasons, each executive officer is expected to accumulate 3,000, 8,000 and 12,000 shares of Common Stock within one, three and five years, respectively, after becoming an executive officer.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information for each of the last three (3) fiscal years concerning the compensation of the Chief Executive Officer and the four other most highly compensated executive officers of the Company in 2004 (“Named Officers”) (based on salary plus bonus for 2004):

	Annual Compensation				Long-Term Compensation
						Awards
Name and Principal Position	Year	Salary	Bonus(1)	Other Annual Compensation(2)	Restricted Stock Units/ Awards(3)	Securities Underlying Options(4)	All Other Compensation(5)
		($)	($)	($)	($)	(#)	($)
Kenneth P. Wilcox	2004	$478,672	$542,000	$—	$376,500	30,000	$105,688
President and Chief	2003	$476,845	$360,428	$—	$—	60,000	$42,081
Executive Officer	2002	$370,833	$40,000	$12,273	$119,992	80,000	$16,732
Gregory W. Becker(6)	2004	$232,509	$270,000	$—	$188,230	15,000	$74,266
Chief Operating Officer,	2003	$206,082	$150,428	$—	$38,487	22,500	$37,005
Commercial Banking	2002	$200,000	$25,364	$—	$—	42,500	$13,233
Timothy M. Hardin(6)	2004	$222,925	$190,000	$—	$188,230	15,000	$61,631
Chief Operating Officer,	2003	$172,923	$114,500	$30,000	$10,493	28,050	$28,353
SVB Capital	2002	$142,440	$7,500	$—	$—	12,500	$8,755
Harry W. Kellogg, Jr.	2004	$286,165	$236,000	$—	$188,230	15,000	$80,975
President, SVB Capital and	2003	$300,012	$150,428	$—	$—	20,000	$29,604
Private Client Services	2002	$279,167	$24,000	$—	$71,995	30,000	$16,732
Marc J. Verissimo	2004	$275,011	$265,750	$19,050	$188,230	15,000	$81,282
Chief Strategy and Risk	2003	$275,010	$166,178	$20,500	$—	30,000	$39,030
Management Officer	2002	$233,333	$39,750	$30,000	$71,995	27,500	$15,882

(1)   Includes bonus amounts payable in 2004 but deferred at the election of the executive officer under the Company’s Deferred Compensation Plan. Also includes Mr. Verissimo’s (a) guaranteed bonus of $15,750 paid in April 2004 and (b) discretionary bonus of $25,000 paid in March 2004. See “Deferred Compensation Plan” and “Employment Contracts and Termination of Employment and Change in Control Arrangements” below.

(2)          Amounts for the years shown are not reflected if the total value of perquisites paid to the executive officer during a fiscal year did not exceed, in the aggregate, the lesser of $50,000 or 10% of the individual’s salary plus bonus in the subject year.

The amount reflected for Mr. Wilcox in 2002 represent $12,273 for uncharged interest by the Company in connection with two interest-free relocation loans made by the Company to Mr. Wilcox in December 1997 in conjunction with Mr. Wilcox’s promotion to Chief Banking Officer and corresponding relocation from Massachusetts to California. The first loan in the amount of $250,000 (funded in December 1997) was payable in five annual installments, with the final $50,000 installment due on December 1, 2002. The second loan in the amount of $600,000 (funded in January 1998) was due in full on December 1, 2002. Both loans were secured by a lien on Mr. Wilcox’s principal residence in California. Mr. Wilcox paid the first loan in full on November 30, 2002, and the second loan was paid off by a subsequent loan from the Company to Mr. Wilcox. The uncharged interest for Mr. Wilcox’s loan was calculated with an assumed interest rate of 6.00%.

Amounts reflected for Mr. Verissimo in 2002, 2003 and 2004 represent $30,000, $20,500 and $19,050, respectively, for uncharged interest by the Company in connection with an interest-free loan by the Company. The uncharged interest for Mr. Verissimo’s 2002, 2003 and 2004 loans was calculated with the assumed interest rates of 6.00%, 4.10% and 3.81%, respectively. The assumed interest rate is based on the rate charged on a five-year non-conforming loan under the Company’s Employee Home Ownership Program (“EHOP”), a program that provides mortgage loans to eligible employees at favorable interest rates. (As of December 31, 2004, no EHOP loans were outstanding for any executive officer of the Company.)  See “Certain Relationships and Related Transactions” below.

The amount reflected for Mr. Hardin in 2003 represents a relocation bonus paid by the Bank to Mr. Hardin.

(3)          On November 2, 2004, Messrs. Becker, Hardin, Kellogg, Verissimo were each granted a restricted stock unit award of 4,687 shares of the Company’s Common Stock, with Mr. Wilcox being granted a restricted stock unit award of 9,375 shares. All of these grants vest annually over four years, 25% vesting each November 2 of each consecutive year beginning in 2005 and ending in 2008.

On February 25, 2003, Messrs. Wilcox, Kellogg and Verissimo were granted restricted shares as part of their 2002 discretionary bonus as was originally reported in the Report of the Compensation Committee of the Board on Executive Compensation—2002 Discretionary Bonus in the 2002 Proxy Statement. Messrs. Wilcox, Kellogg and Verissimo received 7,075, 4,245 and 4,245 shares, respectively. All shares granted continue to be unvested and cliff vested on February 25, 2005. The market values of these grants are $119,992, $71,995 and $71,995, respectively, based on the closing price of the Company’s Common Stock on Nasdaq on February 25, 2003.

On December 31, 2004 and as described in the preceding paragraphs, Mr. Becker held an aggregate total of 6,939 shares in unvested restricted stock or units valued at $311,006; Mr. Hardin held an aggregate total of 5,301 shares in unvested restricted stock or units valued at $237,591; Mr. Kellogg held an aggregate total of 8,932 shares in unvested restricted stock or units valued at $400,332; Mr. Verissimo held an aggregate total of 8,932 shares in unvested restricted stock or units valued at $400,332; Mr. Wilcox held an aggregate total of 16,450 shares in unvested restricted stock or units valued at $737,289, respectively, based on the $44.82 per share closing price of the Company’s Common Stock on the Nasdaq on December 31, 2004, the last trading day of 2004. Holders of restricted stock have rights equivalent to those of other stockholders, including voting rights and rights to dividends. All unvested restricted shares are subject to earlier termination on a “Covered Termination” following a “Change in Control” (as defined). See “Employment Contracts and Termination of Employment and Change in Control Arrangements” below. Holders of restricted stock units have neither voting rights nor rights to dividends.

(4)          The numbers in this column reflect shares of Common Stock underlying options. No stock appreciation rights were awarded during the years 2002 through 2004.

(5)          The amounts disclosed under this column represent: (i) distributions made under the Company’s Retention Program; and (ii) employer contribution amounts under the Bank’s 401(k)/Employee Stock Ownership Plan and Money Purchase Pension Plan (collectively, the “Retirement Plans”). The breakdown of such amounts received by each of the Named Officers for the past three fiscal years is as follows: (See “Retention Program” below.)

2004
Named Executive Officer	Distributions Under Retention Program for 1998, 1999, 2001, 2002, 2002A, 2003 and 2004	Contributions to Retirement Plans
K. Wilcox	$79,849	$25,839
G. Becker	$48,426	$25,839
T. Hardin*	$35,792	$25,839
H. Kellogg	$65,386	$15,589
M. Verissimo	$55,443	$25,839

2003
Named Executive Officer	Distributions Under Retention Program for 1998, 1999, 2000, 2001, 2002, 2002A and 2003	Contributions to Retirement Plans
K. Wilcox	$21,999	$20,082
G. Becker	$16,923	$20,082
T. Hardin*	$8,271	$20,082
H. Kellogg	$19,522	$10,082
M. Verissimo	$18,948	$20,082

2002
Named Executive Officer	Distributions Under Retention Program for 1998, 1999, 2000, 2001, 2002 and 2002A	Contributions to Retirement Plans
K. Wilcox	$2,156	$14,576
G. Becker	$1,518	$11,715
T. Hardin*	$348	$8,407
H. Kellogg	$2,156	$14,576
M. Verissimo	$1,731	$14,151

*       Mr. Hardin is not a participant in the 1998 plan.

(6)          Mr. Becker became an executive officer in August 2003. Mr. Hardin became an executive officer in February 2004.

OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information concerning the grant of options to purchase the Company’s Common Stock to the Named Officers during 2004:

Individual Grants in 2004

	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Granted (#)(1)	Fiscal Year(2)	($/Share)(3)	Date	5% ($)	10% ($)
Kenneth P. Wilcox	30,000	2.2609%	$36.56	7/27/2011	$446,508	$1,040,553
Gregory W. Becker	15,000	1.1305%	$36.56	7/27/2011	$223,254	$520,276
Timothy M. Hardin	15,000	1.1305%	$36.56	7/27/2011	$223,254	$520,276
Harry W. Kellogg, Jr.	15,000	1.1305%	$36.56	7/27/2011	$223,254	$520,276
Marc J. Verissimo	15,000	1.1305%	$36.56	7/27/2011	$223,254	$520,276

(1)   Consists entirely of options granted pursuant to the Company’s 1997 Equity Incentive Plan (the “Plan”). The Plan provides for administration of the Plan by the Board of Directors of the Company, or by a committee thereof to which the Board of Directors has delegated authority to administer the Plan (the “Administrator”). See “Administration” under “Proposal 2: Approval of the Amended and Restated Silicon Valley Bancshares 1997 Equity Incentive Plan” below for additional discussion regarding the Administrator. The Administrator designates the persons to be granted options, the type of option, the number of underlying shares, the exercise price, the date of grant and the date options become exercisable. The option grants vest ratably over four years and expire five or ten years from the date of grant. Upon a “Change in Control” of the Company or the Bank, the options will become fully exercisable. See “Termination Agreements” below. In October 1997, the Board of Directors voted to permit assignability of non-qualified stock options granted under the Plan to immediate family members, family trusts, and similar entities. Any options so assigned will continue to be reported in this table and in the option exercises table (see “Table 3” below) as if still held by the Named Officer.

(2)          Based on options to purchase an aggregate of 1,326,899 shares of the Company’s Common Stock granted to certain employees during 2004 under the 1997 Equity Incentive Plan.

(3)          These options were granted at 100% of the fair market value of the Company’s Common Stock on the date of grant.

(4)          Represents the potential net realizable dollar value of the option grants, i.e., the market price of the underlying shares (adjusted for the assumed annual stock appreciation rates of 5% and 10%, respectively, with the assumed rates compounded annually over the term of the options), minus the aggregate exercise price of the options. The stock price appreciation rates are mandated by rules of the SEC rules and do not represent the Company’s estimate of future stock prices.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION VALUES(1)

The following table sets forth information concerning the exercise of options during 2004 and the options held at 2004 fiscal year-end by Named Officers:

	Shares Acquired on	Value	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-the-Money Options at Fiscal Year-End(3) ($)
Name	Exercise	Realized(2)	Exercisable	Unexercisable	Exercisable	Unexercisable
	(#)	($)
Kenneth P. Wilcox	—	$—	225,000	130,000	$6,102,765	$1,949,575
Gregory W. Becker	3,750	$98,096	78,750	60,000	$1,668,165	$921,541
Timothy M. Hardin	2,000	$45,250	75,619	47,287	$1,840,060	$720,055
Harry W. Kellogg, Jr.	—	$—	152,000	55,000	$4,455,785	$838,275
Marc J. Verissimo	—	$—	90,375	60,625	$2,114,086	$921,244

(1)   Consists entirely of stock options. No stock appreciation rights (“SARs”) have been awarded to date. In October 1997, the Board of Directors voted to permit assignability of vested non-qualified stock options granted under the 1997 Equity Incentive Plan to immediate family members, family trusts and similar entities. Any options so assigned will continue to be reported in this table as if still held by the Named Officer, and exercises by or on behalf of such assignees are also reflected as exercises by the Named Officer.

(2)          Represents the market price of the underlying securities on the date of the option exercise, minus the exercise price.

(3)          Represents the market value of the underlying securities at 2004 fiscal year-end, based on the $44.82 per share closing market price of the Company’s Common Stock on the Nasdaq on December 31, 2004, the last trading day of 2004, less the exercise price.

Retention Program

The Company adopted its Retention Program in 1998 as a means of compensating, rewarding and retaining key employees and directors of the Company. Under the Retention Program, a plan is adopted for each fiscal year, where participants are granted an interest in the distributions made on certain designated investments made by the Company, as well as certain fees received by the Company (or its affiliates), during the applicable year.

The following sub-plans under the Retention Program are currently in effect and are governed under the Amended and Restated Retention Program Plan: 1998 Retention Plan, 1999 Retention Plan, 1999A Retention Plan, 2000 Retention Plan, 2000 Director Compensation Plan, 2001 Retention Plan, 2001 Director Compensation Plan, 2002 Retention Plan, 2002 Director Compensation Plan, 2002A Select Retention Plan, 2003 Retention Plan and 2004 Retention Plan. Under each sub-plan, a portion of the Company’s investments or fees are designated into a pool as a basis for grants under the Retention Program for a specified year. Such investments and fees include the Company’s direct equity investments, investments in certain venture capital funds (including Silicon Valley BancVentures and SVB Strategic Investors Funds), fees generated by SVB Alliant, and future income from warrants received by the Company. Within the first quarter of each year, a percentage or dollar interest in the future returns on the designated investments and fees in the pool is allocated to each participant. (Such interests are not in the underlying investments themselves, but rather in future distributions or returns to the Company on such investments.) Distributions received by the Company are then distributed to the participants over the term of the applicable plan, which is generally ten years.

The pool under the 2004 Retention Plan consisted of: 20% of $714,744 of the Company’s direct equity investments made in 2004, 20% of $764,600 of the Company’s investments in certain venture capital funds made in 2004, 20% of $7,500,000 of Bancshares investment is SIF II, 50% of referral fees generated by SVB Alliant in 2004, 1% of SVB Alliant gross revenue in 2004 and 8% of all future income from 2004 warrants received by the Company.

Under the 2004 Retention Plan, Mr. Wilcox was allocated a 4% interest and each of the other Named Officers, a 3% interest. See Footnote 5 under “Summary Compensation Table” above for information regarding distributions made during the past three fiscal years under the Retention Program.

Contribution and Pension Plans

Since March 1995, the Bank has had in place the Silicon Valley Bank 401(k) (“401(k)”) and Employee Stock Ownership (“ESOP”) Plan (the “Contribution Plan”), which is a qualified profit sharing plan under the Internal Revenue Code. The Contribution Plan was a result of the merger of two separate 401(k) and ESOP plans, previously established in January 1985 and January 1989, respectively. Under the Contribution Plan, the Company matches 100% of employee deferred salary 401(k) contributions (up to a maximum contribution of the first 5% of an employee’s annual contribution) and makes discretionary ESOP contributions subject to certain limitations on compensation under the Code. Effective as of January 1, 2005, ESOP contributions may, at the Board’s discretion, be invested in the Company’s Common Stock or made to a 401(k) profit sharing account to be invested by the employee in any of the investment options available in the 401(k) plan. Any ESOP contribution to any eligible employee may not exceed 10% of his or her base compensation. In 2004, ESOP contributions amounted to 7.6% of eligible compensation and deposited into 401(k) profit sharing accounts.

Prior to 2003, the Bank also had the Silicon Valley Bank Money Purchase Pension Plan (the “MPP”), which is a qualified money purchase pension plan under the Code. MPP contributions were guaranteed at 5% of eligible compensation and were invested at the participant’s direction. The MPP was frozen effective December 31, 2002. As such, the Company made its final contribution during the quarter ending in December 31, 2002. Since then, no additional MPP contributions have been made by the Company.

Deferred Compensation Plan

The Bank adopted the Deferred Compensation Plan (the “DCP”), effective as of January 1, 2005, which is available to all executive officers and certain eligible senior managers. Under the DCP, eligible employees may elect to tax defer up to 25% of their base salary and/or up to 100% of any bonus payment (including Retention Program distributions) to which he or she is entitled, for a period of twelve consecutive months, beginning January 1 and ending December 31. Voluntary enrollment was held during December 2004 with elected base salary deferrals effective January 1, 2005. Deferrals of bonuses and retention payments made during the December 2004 enrollment will be effective with those payments made in 2006. Any amounts deferred under the DCP will be invested and administered by the Bank.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Bonus Arrangements

In conjunction with a $500,000 interest-free loan made to Marc Verissimo, the Company’s Chief Strategy and Risk Management Officer, the Bank agreed in April 2001 to pay Mr. Verissimo a guaranteed annual bonus of $15,750 for five years (subject to his continued employment by the Bank) to cover taxes on the imputed interest on the loan, with the first such bonus paid in April 2001 and the final bonus payable in April 2006. See “Certain Relationships and Related Transactions” below for more information regarding Mr. Verissimo’s loan.

In November 2004, the Bank entered into an offer letter agreement with David Ketsdever, Chief Executive Officer of SVB Alliant. The offer letter provided for standard at-will employment terms, as well as a bonus arrangement. The terms of the bonus arrangement is contingent upon stockholder approval and are more fully described under Proposal No. 4 above.

Change in Control Policy

The Bank adopted a Change in Control Severance Benefits Policy (the “Change in Control Policy”) on August 12, 2000 for certain employees, including Named Officers Wilcox, Becker, Hardin, Kellogg and Verissimo. The Change in Control Policy superseded termination agreements then in effect (with those agreements having expired on August 11, 2000). The Change in Control Policy provides for severance pay and continuation of certain benefits if the executive’s employment is terminated following a “Change in Control” (defined below). The Change in Control Policy was approved by disinterested members of the Boards of Directors of the Company and the Bank in July 2000 (but effective August 2000 following expiration of the then-operative termination agreements).

Termination Following a Change in Control.   In order for an executive to receive benefits under the Change in Control Policy following a Change in Control, the executive must be terminated involuntarily without cause or constructively terminated within 24 months following the Change in Control (a “Covered Termination”). Also, benefits will be given to executives only following a Change in Control that involves payments to stockholders in excess of two times the then book value of the Company.

Under the Change in Control Policy, a “Change in Control” will be deemed to have occurred in any of the following circumstances:

(1)         a merger or consolidation of the Company or the Bank with any other corporation, other than a merger or consolidation that would result in beneficial owners of the total voting power in the election of directors represented by the voting securities (“Voting Securities”) of the Company or the Bank (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Company or the Bank, or of such surviving entity, outstanding immediately after such merger or consolidation;

(2)         the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Company or the Bank of all or substantially all of the Bank’s assets;

(3)         any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the Bank, (b) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their beneficial ownership of stock in the Company, or (c) the Company (with respect to Company’s ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or the Bank representing 50% or more of the Voting Securities; or

(4)         any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or the Bank, (b) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Bank, or (c) the Company (with respect to the Company’s ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Company or the Bank representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of Company occurs as a result of which sixty percent (60%) or fewer of the directors are incumbent directors.

A constructive termination is deemed to have occurred if the executive resigns in writing following a reduction in the executive’s then annual base salary, upon a 15% reduction in the executive’s annual compensation (base salary plus bonus), upon a material reduction in the executive’s responsibilities, or upon a relocation by more than 50 miles of the principal place at which the executive works.

Under the Change in Control Policy, the amount of severance benefits payable to an executive whose employment is terminated during the 24 months following a Change in Control is dependent upon the “transaction price multiple” of the then book value of the Company or the Bank. As the transaction price multiple of book value increases above 2.0, the severance benefit (the “Severance Benefit”) (represented as a multiple of the executive’s annual base salary) increases.

The percentage payout of the Severance Benefit is on a sliding scale tied to the executive’s termination date. If the termination date is within 12 months following the Change in Control, then 100% of the Severance Benefit will be paid. However, between 12 months and 24 months following a Change in Control, a declining percentage will be paid, with 75% of the Severance Benefit being payable for terminations 15 months following a Change in Control and 0% being payable for terminations 24 months following a Change in Control. Finally, all outstanding options (representing interests in the Company’s Common Stock) will become immediately and fully vested (and may be exercised) upon a Change in Control, and all restrictions upon any restricted Company stock will lapse immediately and all such shares will become fully vested, generally (upon a Covered Termination following a Change in Control).

In linking the amount of termination payments within 24 months following a Change in Control to the transaction price multiple of book value, the Boards of Directors of the Company and the Bank underscored their view that management should be rewarded correspondingly for increased stockholder value. Therefore, the amount of severance payments to executives under the Change in Control Policy increases in direct proportion to increases in value realized through a Change in Control of the Company or the Bank. Conversely, sale of the Company or the Bank for less than 2.0 times book value would result in no cash payout to executives under the Change in Control Policy, although they would still be entitled to acceleration of vesting.

The severance program approved by the Boards of Directors of the Company and the Bank includes certain non-executive Bank officers as well. The amount of severance benefits payable to officers below the executive level is likewise dependent upon the “transaction price multiple” described above. However, non-executive bank officers receive severance payments for any sale of the Company or the Bank for one times book value and above. Under the program for non-executive officers, as the grade level of the officer in the Bank increases, the multiple of the officer’s base salary used in determining the severance benefit increases.

Limitation on Severance Payments.   To the extent that the severance payments otherwise called for by the Change in Control Policy would trigger “golden parachute” tax treatment pursuant to Section 280(g) and/or Section 4999 of the Internal Revenue Code, the payments will be reduced (including by executive officers electing to make payments to third-party charitable organizations) to the largest amount that the employee determines would result in maximizing the employee’s net proceeds (after taking into account the payment of any applicable taxes, including excise taxes).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loan Transactions

Prior to the enactment of the Sarbanes-Oxley Act, the Board of the Bank adopted a policy in November 2001 to permit loans to be made to directors or to a company owned or controlled by a director (“Director Loans”). Director Loans qualify for an exemption from Section 402 of the Sarbanes-Oxley Act as they are made out of the Bank and subject to the insider lending restrictions of section 22(h) of the Federal Reserve Act.

The Director Loans policy authorizes the Executive Committee of the Board, along with the Chief Credit Officer, to approve Director Loans. Under the Director Loans policy, an outside credit review firm will be responsible for grading a Director Loan throughout its term. If the credit review firm classifies a Director Loan as “Special Mention” (as defined in the Bank’s existing loan policy), such director is required to discuss the director’s plans to bring the loan back to “Pass” status with the Executive Committee within thirty days of the downgrade of the loan. The policy further provides that if a Director Loan is classified as “Substandard” (as defined in the Bank’s existing loan policy) by the outside credit review firm, such director will have thirty days (with the Executive Committee having the authority to give the director up to sixty days) to upgrade the loan to “Pass” status or resign from the Board. The Company believes that all extensions of credit included in such transactions will be made in compliance with applicable laws and on substantially the same terms, including interest rates and collateral and repayment terms, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness and, in the opinion of the Board of Directors of the Bank, will not involve more than a normal risk of collectibility or default or present any other unfavorable features.

In August 2000, the Bank extended a line of credit in the amount of $25,000 to Gregory and Michaela Rodeno, dba Villa Ragazzi. Ms. Rodeno is a director of the Company, and Mr. Rodeno is her husband. No amounts were outstanding under the line during 2004. The line of credit expired in October 2004 and had an interest rate of the Bank’s prime rate plus 150 basis points.

In December 2000, the Bank made a loan in the amount of $1,000,000 to St. Supery Vineyards and Winery. The loan amount was increased to $3,000,000 in October 2001, further increased to $4,000,000 in February 2002, and further increased to $6,000,000 in February 2003. Michaela Rodeno, a director of the Company, is the Chief Executive Officer of St. Supery. The loan matured in November 2004, with interest payable monthly, but was paid off in full in September 2004. The loan was secured by the accounts receivable and inventory of St. Supery. The largest principal amount outstanding during 2004 was $5,000,000. The loan had an interest rate at the Bank’s prime rate less 37.5 basis points.

In August 2001, the Company made an interest-free loan in the amount of $500,000 to Marc Verissimo to assist in the purchase of his primary residence. The loan matures in March 2006 and is unsecured. The largest principal amount outstanding during 2004 (and the principal amount outstanding on December 31, 2004) was $500,000.

In September 2001, the Bank made a loan in the amount of $8,000,000 to H.A. Schupf & Co., LLC for the purchase of the company back from Reich and Tang Asset Management L.P., an investment adviser. In May 2004, the loan was increased to $10,874,137. The loan matures in June 2007, with interest payable monthly, but was paid off in full in December 2004. The loan was secured by the assets of H.A. Schupf & Co., LLC. The largest principal amount outstanding during 2004 was $10,874,137. The loan bears an interest rate of the Bank’s prime rate, and is personally guaranteed by Mr. H.A. Schupf, the managing member of H.A. Schupf and Co., LLC. H.A. Schupf & Co., LLC is one of the Company’s principal stockholders. See “Security Ownership of Principal Stockholders” above.

In December 2003, the Bank made a loan in the amount of $2,000,000 to National Contract Associates, Inc. The loan matured in December 2004 but was extended for one year to December 2005, with interest payable monthly. The largest principal amount outstanding during 2004 was $1,726,013. The loan bears an interest rate of the bank’s prime rate plus 200 basis points. The loan is personally guaranteed by Mr. H.A. Schupf, whose son-in-law is an officer of the borrower.

In November 2000, the Bank made a loan in the amount of $32,312,020 to NEA Partners, a venture firm of which Mr. Kramlich, a director of the Company, is a General Partner and Co-Founder. The loan matured in January 2005, with interest payable monthly, but was paid off in full in August 2004. The largest outstanding balance during 2004 was $21,812,020. The loan had an interest rate of the Bank’s prime rate plus 100 basis points.

During 2004, the Bank made loans to certain companies in which certain venture funds with which some of our directors are affiliated, are beneficial owners of ten percent or more of the equity securities of such companies. Such loans: (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features.

Fund Investments

In 2000, the Company created two venture investment funds: the SVB Investor Strategic Investors Fund, L.P. (“SIF”) and the Silicon Valley BancVentures, L.P. (“SVBV”). SIF is a $121.8 million venture fund of funds that invests in other venture funds and SVBV is a $56.1 million direct equity investment fund that invests in privately-held companies. Both funds are managed by their respective general partners, which are wholly-owned subsidiaries of the Company and hold a minority interest in the respective funds. Certain of our directors have also invested in the funds and hold a minority interest: Messrs. Hardymon (through his family partnership) ($900,000), Burns ($450,000) and Porter ($450,000) are limited partners of SIF, and Messrs. Hardymon (through a family limited partnership) ($1,500,000), Burns ($250,000) and Kramlich ($1,000,000) are limited partners of SVBV. Mr. H.A. Schupf, a principal stockholder of the Company, is also a limited partner of SVBV ($500,000).

In 2000, the Company created the SVB Qualified Investor Fund LLC (“QIF”), a $7.575 million investment fund for employees that met certain eligibility requirements. To be eligible to participate in QIF, an employee must be of a certain grade level and must be a “qualified investor,” as such term is defined by the SEC. QIF was initially capitalized by commitments and contributions from certain eligible employees including the Company’s senior management. All employee participants are required to invest in this fund with their own money, but the Company manages the fund and pays all administrative costs associated with the fund. QIF’s principal purpose is to invest in a select number of private equity funds managed primarily by the Company or its affiliates. Messrs. Wilcox, Becker, Hardin, Jenkins-Stark, Kellogg, Verissimo and Witte are current participants in QIF.

In 2003, Gold Hill Venture Lending 03, L.P., a venture debt fund, and certain affiliated funds (the “Gold Hill Funds”) were created. The total size of the Gold Hill Funds is approximately $214 million. The Company is a controlling member of the general partner of the Gold Hill Funds, as well as a limited partner of the Gold Hill Funds. The combined commitment total of the Company in the general partner and the Gold Hill Funds is $20 million. Certain of the Company’s directors are also limited partners of the Gold Hill Funds and hold a minority interest: Mr. Hardymon ($2,500,000) and Ms. Rodeno ($200,000).

Other Relationships

Messrs. Dunbar and Kramlich, directors of the Company, served as advisory directors since January 2001 and July 2003, respectively.

Additionally, Mr. Sonsini is the chairman of Wilson Sonsini Goodrich & Rosati, a law firm which serves as the Company’s outside legal counsel on various matters. Mr. Dunbar was formerly the Global Vice Chairman of Ernst & Young, a public accounting firm which, from time to time, provides certain tax services to the Company.

See also “Compensation Committee Interlocks and Insider Participation.”

RETURN TO STOCKHOLDERS PERFORMANCE GRAPH

The following graph compares, for the period from December 31, 1999 through December 31, 2004, the cumulative total stockholder return on the Common Stock of the Company with (i) the cumulative total return of the Standard and Poor’s 500 (“S&P 500”) Index, (ii) the cumulative total return of the Nasdaq Stock Market-U.S. index, and (iii) the cumulative total return of The Nasdaq Bank Index. The graph assumes an initial investment of $100 and reinvestment of dividends. The graph is not necessarily indicative of future stock price performance.

	December 31,
	1999	2000	2001	2002	2003	2004
Silicon Valley Bancshares	100.00	139.65	108.00	73.74	145.74	181.09
S&P 500	100.00	90.89	80.09	62.39	80.29	89.02
Nasdaq Stock Market—U.S.	100.00	60.30	45.49	26.40	38.36	40.51
Nasdaq Bank	100.00	117.64	125.14	127.22	163.14	184.84

STOCKHOLDER PROPOSALS

You may submit proposals, including director nominations, for consideration at future stockholder meetings.

Stockholder Proposals

For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting next year, the written proposal must be received by the our Corporate Secretary at our principal executive offices no later than November 21, 2005. If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before Silicon Valley Bancshares begins to print and mail its proxy materials. Such proposals also will need to comply with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in Company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary
Silicon Valley Bancshares
3003 Tasman Drive
Santa Clara, California 95054
Fax: (408) 496-2419

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve that proposal, provide the information required by our bylaws and give timely notice to the our Corporate Secretary in accordance with the our bylaws, which, in general, require that the notice be received by our Corporate Secretary:

•       Not earlier than the close of business on December 22, 2005, and

•       Not later than the close of business on January 21, 2006.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the first anniversary of the Company’s annual meeting for the prior year, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business 120 days prior to the meeting and no later than the close of business on the later of the following two dates:

•       90 days prior to the meeting; and

•       10 days after public announcement of the meeting date.

Nomination of Director Candidates

You may propose director candidates for consideration by the Board’s Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to our Corporate Secretary at the address of our principal executive offices set forth above. In addition, our bylaws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to elect such nominee and provide the information required by our bylaws, as well as a statement by the nominee acknowledging that he or she will owe a fiduciary obligation to Silicon Valley Bancshares and its stockholders. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with our bylaws, which, in general, require that the notice be received by our Corporate Secretary within the time period described above under “Stockholder Proposals.”

COPY OF BYLAW PROVISIONS

You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. Our bylaws also are available through the SEC’s website at http://www.sec.gov.

2004 ANNUAL REPORT

Stockholders who wish to obtain copies of the Company’s 2004 Annual Report, including financial statements for the year ended December 31, 2004, without charge, should address a written request to Investor Relations, Silicon Valley Bancshares, 3003 Tasman Drive, Santa Clara, California 95054.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented for stockholder action at the meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Derek Witte
Corporate Secretary
Santa Clara, California
March 16, 2005

APPENDIX A

FORM OF
RESTATED
CERTIFICATE OF INCORPORATION OF
Silicon Valley Bancshares

Silicon Valley Bancshares, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.     The name of the Corporation is Silicon Valley Bancshares. The name under which the Corporation originally incorporated was Silicon Valley Bancshares, Inc., and the Corporation’s original Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 22, 1999. The Corporation then filed a Certificate of Merger with the Secretary of State of the State of Delaware on April 23, 1999, pursuant to which the Corporation merged with Silicon Valley Bancshares, a California corporation, in accordance with Section 252 of the Delaware General Corporation, and the name of the merged corporation was Silicon Valley Bancshares.

2.     This Restated Certificate of Incorporation was duly adopted by the Corporation’s Board of Directors and stockholders in accordance with Sections 242 and 245 of the Delaware General Corporation Law. The Restated Certificate of Incorporation restates, integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

3.     The text of the Certificate of Incorporation as heretofore amended is hereby further amended and restated in its entirety, to read in its entirely as follows:

FIRST:   The name of this corporation is SVB FINANCIAL GROUP (the “Corporation”).

SECOND:   The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name and address of the registered agent of the Corporation in the State of Delaware is The Corporation Trust Company, 1209 Orange, Street in the City of Wilmington, County of New Castle.

THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter under the General Corporation Law of Delaware.

FOURTH:   “The total number of shares of all classes of stock which the Corporation shall have authority to issue is 170,000,000, consisting of 150,000,000 shares of Common Stock, $.001 par value per share (“Common Stock”), and 20,000,000 shares of Preferred Stock, $.001 par value per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to fix or alter the voting rights, designations, powers, preferences and relative and other special rights, and the qualifications, limitations and restrictions of any wholly unissued series of Preferred Stock, and the number of shares constituting any such series, or any of them, and to increase or decrease the number of shares of any such series subsequent to the issue of shares of that series, but not the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of that series.”

FIFTH:   The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by the Board of Directors or in the manner provided in the bylaws of the Corporation (the “Bylaws”). Subject to the requirements of the next sentence, every shareholder entitled to vote at any election for directors shall have the right to cumulate such shareholder’s votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which such shareholder’s shares are entitled, or to distribute his or her votes on the same principal among as many candidates as the shareholder shall think fit. No shareholder shall be entitled to cumulate votes unless the name of the candidate or candidates for whom votes would be cast has been placed in nomination prior to the voting and at least one shareholder has given notice at the meeting, prior to the voting, of the shareholder’s intention to cumulate his or her votes. The candidate receiving the highest number of affirmative votes of shares entitled to be voted for them, up the number of directors to be elected, shall be elected. Votes against the directors and votes withheld shall have no legal effect.

SIXTH:   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(a)    to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the corporation in addition to the powers and authorities expressly, conferred upon them by statute;

(b)   from time to time to set apart out of any funds or assets of the Corporation available for dividends an amount to be reserved as working capital or for any other lawful purpose and to abolish any reserve so created and to determine whether any, and, if any, what part, of the surplus of the Corporation or its net profits applicable to dividends shall be declared in dividends and paid to its shareholders, and all rights of the holders of stock of the Corporation in respect of dividends shall be subject to the power of the Board of Directors so to do;

(c)    subject to the laws of the State of Delaware, from time to time to sell, lease or otherwise dispose of any part or parts of the properties of the Corporation and to cease to conduct the business connected therewith or again to resume the same, as it may deem best; and

(d)   in addition to the powers and authorities hereinbefore and by the laws of the State of Delaware conferred upon the Board of Directors, to execute all such powers and to do all acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the express provision of said laws of the Certificate of Incorporation of the Corporation and its Bylaws.

SEVENTH:   Any action required or permitted to be taken by the shareholders of the Corporation may be effected at a duly called annual or special meeting of shareholders of the Corporation or by any consent in writing by such shareholders.

EIGHTH:   Each director shall serve until his or her successor is elected and qualified or until his or her death, resignation or removal, and no decrease in the authorized number of directors shall shorten the term of any incumbent director.

NINTH:   Meetings of shareholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

TENTH:   A director of the Corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (ii) for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this

Article Tenth shall apply to or have an effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omission of such director occurring prior to such amendment or repeal.

ELEVENTH:   The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in the Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on shareholders herein are granted subject to this reservation.

TWELFTH:   The Corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.

4.     The amendments to the Corporation’s Restated Certificate of Incorporation, as amended to date, which are incorporated in this Restated Certificate of Incorporation have been duly adopted by the Corporation’s Board of Directors in accordance with Section 242 of the General Corporation Law of the State of Delaware by the stockholders of the Corporation at the Corporation’s annual meeting of stockholders held on April 21, 2005, in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Certificate of Incorporation of the Company as amended to date, has been duly executed and attested by the Secretary this          day of                        , 2005.

Svb FINANCIAL GROUP
By:
Kenneth P. Wilcox
President and Chief Executive Officer
Attest:
By:
Derek Witte
Secretary

APPENDIX B

AMENDED AND RESTATED
SILICON VALLEY BANCSHARES
1997 EQUITY INCENTIVE PLAN

Adopted December 19, 1996
Approved by Shareholders April 17, 1997
Amended as of September 8, 1997
Amended as of July 20, 2000
Amended as of February 15, 2001
Amended as of April 19, 2001
Amended as of May 16, 2001
Amended as of April 18, 2002
Amended as of January 16, 2003
Amended as of April 17, 2003
Amended as of April 22, 2004
Amended as of July 22, 2004
Amended as of January 27, 2005

1.                 PURPOSES.

(a)   The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) stock bonuses, (iv) rights to purchase restricted stock, (v) restricted stock units, and (vi) stock appreciation rights, all as defined below.

(b)   The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

(c)   The Company intends that the Stock Awards issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either (i) Options granted pursuant to Section 6 hereof, including Incentive Stock Options and Nonstatutory Stock Options, (ii) stock bonuses or rights to purchase restricted stock, or restricted stock units granted pursuant to Section 7 hereof, or (iii) stock appreciation rights granted pursuant to Section 8 hereof. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.                 DEFINITIONS.

(a)   “Affiliate” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

(b)   “Board” means the Board of Directors of the Company.

(c)   “Code” means the Internal Revenue Code of 1986, as amended.

(d)   “Committee” means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

(e)   “Company” means Silicon Valley Bancshares, a Delaware corporation.

(f)    “Concurrent Stock Appreciation Right” or “Concurrent Right” means a right granted pursuant to subsection 8(b)(2) of the Plan.

(g)   “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term “Consultant” shall not include Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

(h)   “Continuous Status as an Employee, Director or Consultant” means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party’s sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of:  (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

(i)    “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(j)    “Director” means a member of the Board.

(k)   “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)  “Fair Market Value” means, as of any date, the value of the common stock of the Company determined as follows:

(1)   If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company’s common stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

(2)   In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

(n)   “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(o)   “Independent Stock Appreciation Right” or “Independent Right” means a right granted pursuant to subsection 8(b)(3) of the Plan.

(p)   “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(q)   Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(r)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(s)   “Option” means a stock option granted pursuant to the Plan.

(t)    “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

(u)   “Optionee” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(v)   “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time, and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(w)   “Plan” means this 1997 Equity Incentive Plan.

(x)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

(y)   “Securities Act” means the Securities Act of 1933, as amended.

(z)   “Stock Appreciation Right” means any of the various types of rights which may be granted under Section 8 of the Plan.

(aa) “Stock Award” means any award granted under the Plan, including any Option, any stock bonus, any right to purchase restricted stock, any restricted stock unit, and any Stock Appreciation Right.

(bb) “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant. Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(cc) “Tandem Stock Appreciation Right” or “Tandem Right” means a right granted pursuant to subsection 8(b)(1) of the Plan.

3.                 ADMINISTRATION.

(a)   The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

(b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(1)   To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonstatutory Stock Option, a stock bonus, a right to purchase restricted stock, a Stock Appreciation Right, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive stock pursuant to a Stock Award; whether a person shall be permitted to receive stock upon exercise of an Independent Stock Appreciation Right; and the number of shares with respect to which a Stock Award shall be granted to each such person.

(2)   To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(3)   To amend the Plan or a Stock Award as provided in Section 14.

(4)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(c)   The Board may delegate administration of the Plan to a committee or committees of the Board composed of one (1) or more members (the “Committee”). In the discretion of the Board, the Committee may be composed of two (2) or more Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

4.                 SHARES SUBJECT TO THE PLAN.

(a)   Subject to the provisions of Section 13 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate twelve-million eight hundred thousand (12,800,000) shares of the Company’s common stock. If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. Shares subject to Stock Appreciation Rights exercised in accordance with Section 8 of the Plan shall not be available for subsequent issuance under the Plan.

(b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(c)   [Reserved.]

(d)   Effective April 22, 2004 and April 21, 2005, and subject to the provisions of Section 13 relating to adjustments upon changes in stock, one million five hundred thousand (1,500,000) and seven hundred fifty thousand shares, respectively, of the Company’s common stock were added to the Incentive Plan (the “Share Reserve”). To the extent that a Stock Award is granted from the Share Reserve in the form of stock bonus awards, under restricted stock purchase agreements or restricted stock units, the Share Reserve will be reduced by an amount equal to 2.0 times the number of shares subject to that award. Further, if unvested shares acquired from the Share Reserve pursuant to a stock bonus award, restricted stock purchase agreement or restricted stock unit are forfeited or repurchased by the Company, 2.0 times the number of shares of common stock so forfeited or repurchased will return to the Share Reserve and will again become available for issuance.

5.                 ELIGIBILITY.

(a)   Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees. Stock Awards other than Incentive Stock Options and Stock Appreciation Rights appurtenant thereto may be granted only to Employees, Directors or Consultants.

(b)   No person shall be eligible for the grant of an Incentive Stock Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)   Subject to the provisions of Section 13 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options and Stock Appreciation Rights covering more than two hundred fifty thousand (250,000) shares of the Company’s common stock in any calendar year.

6.                 OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)   Term.   No Option shall be exercisable after the expiration of ten (10) years from the date it was granted. Notwithstanding the foregoing, any Option granted between April 17, 2003 and April 21, 2004 shall not be exercisable after the expiration of five (5) years from the date of grant. Any Option granted on or after April 22, 2004 shall not be exercisable after the expiration of seven (7) years from the date of grant.

(b)   Price.   The exercise price of each Incentive Stock Option or Nonstatutory Stock shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than one hundred percent (100%) the Fair Market Value of the stock subject to the Option on the date the Option is granted and will be in lieu of cash compensation. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)    Consideration.   The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (a) by delivery to the Company of other common stock of the Company, (b) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (c) in any other form of legal consideration acceptable to the Board. In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

(d)   Transferability.   An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its sole discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

(e)    Vesting.   The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable (“vest”) with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

(f)    Termination of Employment or Relationship as a Director or Consultant.   In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee’s death or disability or for Cause), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates for Cause, then the Option shall immediately terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan. “Cause” shall be defined as an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty to the Company, a deliberate disregard of the rules of the Company which results in loss, damage or injury to the Company, any unauthorized disclosure of any of the secrets or confidential information of the Company, inducing any client or customer of the Company to break any contract with the Company or inducing any principal for whom the Company acts as agent to terminate such agency relations, or engaging in any conduct which constitutes unfair competition with the Company, or any act which results in Optionee being removed from any office of the Company by any bank regulatory agency.

An Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director, or Consultant (other than upon the Optionee’s death or disability) would result in liability under Section 16(b) of the Exchange Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b) of the Exchange Act. Finally, an Optionee’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant (other than upon the Optionee’s death or disability) would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option, or (ii) the expiration of a period of three (3) months after the termination of the Optionee’s Continuous Status as an Employee, Director or Consultant during which the exercise of the Option would not be in violation of such registration requirements.

(g)    Disability of Optionee.   In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee’s disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(h)   Death of Optionee.   In the event an Optionee’s Continuous Status as an Employee, Director or Consultant terminates as a result of Optionee’s death, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee’s death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

(i)    Early Exercise.   The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased may be subject to a repurchase right in favor of the Company or to any other restriction the Board determines to be appropriate.

7.                 TERMS OF STOCK BONUSES, PURCHASES OF RESTRICTED STOCK AND RESTRICTED sTOCK uNITS.

Each stock bonus, restricted stock unit, or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate; provided, however, in no event may shares subject to stock bonus awards be issued for more than 5% of the aggregate number of shares of the Company’s common stock reserved for issuance hereunder pursuant to Section 4(a). To the extent any shares issued pursuant to stock bonus awards are forfeited or otherwise return to the Plan, such shares will not count against the foregoing limit and may once again be issued pursuant to stock bonus awards as if the original award were never granted. The terms and conditions of stock bonuses, restricted stock units, or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus, restricted stock unit or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate and will be issued in lieu of cash compensation:

(a)   Purchase Price.   The purchase price under each restricted stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such Stock Award Agreement, but in no event shall the purchase price be less than eighty-five percent (85%) of the stock’s Fair Market Value on the date such award is made. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a Stock Award Agreement in consideration for past services actually rendered to the Company or for its benefit.

(b)   Transferability.   Stock bonuses, restricted stock units, and restricted stock awards shall be transferable by the grantee only upon such terms and conditions as are set forth in the applicable Stock Award Agreement, as the Board or the Committee shall determine in its discretion, so long as stock awarded remains subject to the terms of the Stock Award Agreement.

(c)    Consideration.   The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase; (ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in its discretion. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award stock bonuses and restricted  stock bonus units in consideration for past services actually rendered to the Company or for its benefit.

(d)   Vesting.   Shares of stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.

(e)    Termination of Employment or Relationship as a Director or Consultant.   In the event a grantee’s Continuous Status as an Employee, Director or Consultant terminates, the Company may repurchase or otherwise reacquire any or all of the shares of stock held by that person which have not vested as of the date of termination under the terms of the Stock Award Agreement between the Company and such person.

(f)     Restricted Stock Units.   The Administrator is authorized to make restricted stock awards denominated in units of common stock on such terms and conditions and subject to such restrictions, if any, as the Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the restricted stock unit award. The terms, conditions and restrictions that the Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to restricted stock unit award are held during the periods they are subject to restrictions and the circumstances under which forfeiture of the restricted stock unit award shall occur by reason of termination of the grantee’s employment or service relationship.

8.                 STOCK APPRECIATION RIGHTS.

(a)   The Board or Committee shall have full power and authority, exercisable in its sole discretion, to grant Stock Appreciation Rights under the Plan to Employees or Directors of or Consultants to, the Company or its Affiliates. To exercise any outstanding Stock Appreciation Right, the holder must provide written notice of exercise to the Company in compliance with the provisions of the Stock Award Agreement evidencing such right. Except as provided in subsection 5(c), no limitation shall exist on the aggregate amount of cash payments the Company may make under the Plan in connection with the exercise of a Stock Appreciation Right.

(b)   Three types of Stock Appreciation Rights shall be authorized for issuance under the Plan:

(1)   Tandem Stock Appreciation Rights.   Tandem Stock Appreciation Rights will be granted appurtenant to an Option, and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. Tandem Stock Appreciation Rights will require the holder to elect between the exercise of the underlying Option for shares of stock and the surrender, in whole or in part, of such Option for an appreciation distribution. The appreciation distribution payable on the exercised Tandem Right shall be in cash

(or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the Option surrender) in an amount up to the excess of (a) the Fair Market Value (on the date of the Option surrender) of the number of shares of stock covered by that portion of the surrendered Option in which the Optionee is vested over (b) the aggregate exercise price payable for such vested shares.

(2)   Concurrent Stock Appreciation Rights.   Concurrent Rights will be granted appurtenant to an Option and may apply to all or any portion of the shares of stock subject to the underlying Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to the particular Option grant to which it pertains. A Concurrent Right shall be exercised automatically at the same time the underlying Option is exercised with respect to the particular shares of stock to which the Concurrent Right pertains. The appreciation distribution payable on an exercised Concurrent Right shall be in cash (or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Concurrent Right) in an amount equal to such portion as shall be determined by the Board or the Committee at the time of the grant of the excess of (a) the aggregate Fair Market Value (on the date of the exercise of the Concurrent Right) of the vested shares of stock purchased under the underlying Option which have Concurrent Rights appurtenant to them over (b) the aggregate exercise price paid for such shares.

(3)   Independent Stock Appreciation Rights.   Independent Rights will be granted independently of any Option and shall, except as specifically set forth in this Section 8, be subject to the same terms and conditions applicable to Nonstatutory Stock Options as set forth in Section 6. They shall be denominated in share equivalents. The appreciation distribution payable on the exercised Independent Right shall be not greater than an amount equal to the excess of (a) the aggregate Fair Market Value (on the date of the exercise of the Independent Right) of a number of shares of Company stock equal to the number of share equivalents in which the holder is vested under such Independent Right, and with respect to which the holder is exercising the Independent Right on such date, over (b) the aggregate Fair Market Value (on the date of the grant of the Independent Right) of such number of shares of Company stock. The appreciation distribution payable on the exercised Independent Right shall be in cash or, if so provided, in an equivalent number of shares of stock based on Fair Market Value on the date of the exercise of the Independent Right.

9.                 CANCELLATION AND RE-GRANT OF OPTIONS.

(a)   Subject to Section 9(c), the Board or the Committee shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan and/or (ii) with the consent of the affected holders of Options and/or Stock Appreciation Rights, the cancellation of any outstanding Options and/or any Stock Appreciation Rights under the Plan and the grant in substitution therefor of new Options and/or Stock Appreciation Rights under the Plan covering the same or different numbers of shares of stock, but having an exercise price per share not less than eighty-five percent (85%) of the Fair Market Value (one hundred percent (100%) of the Fair Market Value in the case of an Incentive Stock Option) or, in the case of a 10% shareholder (as described in subsection 5(b)) receiving a new grant of an Incentive Stock Option, not less than one hundred ten percent (110%) of the Fair Market Value) per share of stock on the new grant date.

(b)   Shares subject to an Option or Stock Appreciation Right canceled under this Section 9 shall continue to be counted against the maximum award of Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The repricing of an Option and/or Stock Appreciation Right under this Section 9, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and/or Stock Appreciation Right and the grant of a substitute Option and/or Stock Appreciation Right; in the event of such repricing, both the original and the substituted Options and Stock Appreciation Rights shall be counted against the maximum awards of

Options and Stock Appreciation Rights permitted to be granted pursuant to subsection 5(c) of the Plan. The provisions of this subsection 9(b) shall be applicable only to the extent required by Section 162(m) of the Code.

(c)   Notwithstanding the foregoing, the Board or Committee will need shareholder approval prior to effecting the repricing of any outstanding Options and/or any Stock Appreciation Rights under the Plan or the cancellation and re-granting under this Section 9 of any Option or Stock Appreciation Right.

10.          COVENANTS OF THE COMPANY.

(a)   During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of stock required to satisfy such Stock Awards.

(b)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Stock Award; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award or any stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Stock Awards unless and until such authority is obtained.

11.          USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of stock pursuant to Stock Awards shall constitute general funds of the Company.

12.          MISCELLANEOUS.

(a)   The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest pursuant to subsection 6(e), 7(d) or 8(b), notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(b)   Neither an Employee, Director or Consultant nor any person to whom a Stock Award is transferred under subsection 6(d), 7(b), or 8(b) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Stock Award unless and until such person has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)   Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Employee, Director, Consultant or other holder of Stock Awards any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee with or without cause the right of the Company’s Board of Directors and/or the Company’s shareholders to remove any Director as provided in the Company’s Bylaws and the provisions of the California Corporations Code, or the right to terminate the relationship of any Consultant subject to the terms of such Consultant’s agreement with the Company or Affiliate.

(d)   To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(e)   The Company may require any person to whom a Stock Award is granted, or any person to whom a Stock Award is transferred pursuant to subsection 6(d), 7(b) or 8(b), as a condition of exercising or acquiring stock under any Stock Award, (1) to give written assurances satisfactory to the Company as to such person’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Stock Award for such person’s own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise or acquisition of stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

(f)    To the extent provided by the terms of a Stock Award Agreement, the person to whom a Stock Award is granted may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under a Stock Award by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise or acquisition of stock under the Stock Award; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

13.          ADJUSTMENTS UPON CHANGES IN STOCK.

(a)   If any change is made in the stock subject to the Plan, or subject to any Stock Award (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to Section 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to Section 5(c), and the outstanding Stock Awards will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Stock Awards. Such adjustments shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.)”

(b)   In the event of “Change in Control,” unless otherwise determined by the Board or Committee at the time of grant, all outstanding Stock Awards shall immediately become one hundred percent (100%) vested, and the Board shall notify all participants that their outstanding Stock Awards shall be fully exercisable for a period of three (3) months (or such other period of time not exceeding six (6) months as is determined by the Board at the time of grant) from the date of such notice, and any unexercised Stock Awards shall terminate upon the expiration of such period.

“Change in Control” means the consummation of any of the following transactions:

(1)   a merger or consolidation of Silicon Valley Bank (the “Bank”) or Company with any other corporation, other than a merger or consolidation which would result in beneficial owners of the total voting power in the election of directors represented by the voting securities (“Voting Securities”) of the Bank or Company (as the case may be) outstanding immediately prior thereto continuing to beneficially own securities representing (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total Voting Securities of the Bank or the Company, or of such surviving entity, outstanding immediately after such merger or consolidation;

(2)   the filing of a plan of liquidation or dissolution of the Bank or the closing of the sale, lease, exchange or other transfer or disposition by the Bank or Company of all or substantially all of the Bank’s assets;

(3)   any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or Company, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their beneficial ownership of stock in the Company, or (c) the Company (with respect to the Company’s’ ownership of the stock of the Bank), is or becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Bank or the Company representing 50% or more of the Voting Securities; or

(4)   any person (as such term is used in Sections 13(d) or 14(d) of the Exchange Act), other than (a) a trustee or other fiduciary holding securities under an employee benefit plan of the Bank or the Company, (b) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Bank, or (c) the Company (with respect to the Company’s ownership of the stock of the Bank) is or becomes the beneficial owner (within the meaning or Rule 13d-3 under the Exchange Act), directly or indirectly, of the securities of the Bank or the Company representing 25% or more of the Voting Securities of such corporation, and within twelve (12) months of the occurrence of such event, a change in the composition of the Board of Directors of the Company occurs as a result of which sixty percent (60%) or fewer of the directors are Incumbent Directors.

“Incumbent Directors” shall mean directors who either

(A)   are directors of the Company as of the date hereof;

(B)   are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (a) above at the time of such election or nomination; or

(C)   are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors of the Company who are Incumbent Directors described in (a) or (b) above at the time of such election or nomination.

Notwithstanding the foregoing, “Incumbent Directors” shall not include an individual whose election or nomination to the Board occurs in order to provide representation for a person or group of related persons who have initiated or encouraged an actual or threatened proxy contest relating to the election of directors of the Company.

14.          AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)   The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would impair the rights of an optionee under any Award theretofore granted without the optionee’s or recipient’s consent, except such an amendment made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules. In addition, no such amendment shall be made without the approval of the Company’s shareholders to the extent such approval is required by law or agreement or if such amendment would:

(1)   Materially increase benefits accruing to participants under the Plan;

(2)   Increase the aggregate number of securities issued under the Plan;

(3)   Significantly modify the eligibility requirements for participants in the Plan; and

(4)   Reprice any Incentive Stock Options or Nonstatutory Options.

(b)   The Board may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment (a) shall cause a qualified award to cease to qualify for the Section 162(m) of the Code or (b) impair the rights of any holder without the holder’s consent except such an amendment made to cause the Plan or Award to qualify for any exemption provided by Rule 16b-3 or (c) modify the terms of any Stock Option or other Award in a manner inconsistent with the provisions of this Plan.

(c)   Subject to the above provisions, the Board shall have the authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without shareholder approval.

15.          TERMINATION OR SUSPENSION oF PLAN.

(a)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 18, 2006 which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)   Rights and obligations under any Stock Award granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Stock Award was granted.

16.          EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Awards granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

PRELIMINARY COPY

SILICON VALLEY BANCSHARES

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

Thursday, April 21, 2005

The undersigned appoints KENNETH P. WILCOX and DEREK WITTE, or either of them, with full power of substitution for himself or herself, as the Proxy Holder of the undersigned to vote and otherwise represent all of the shares registered in the name of the undersigned at the Annual Meeting of Stockholders of Silicon Valley Bancshares to be held on Thursday, April 21, 2005, at 4:00 p.m. at the Company’s headquarter offices, located at 3003 Tasman Drive, Santa Clara, California  95054 and any postponements or adjournments thereof, with the same effect as if the undersigned were present and voting such shares, on the following matters and in the following manner.

The Board recommends a vote “FOR” each of the proposals.

 1.    To elect directors to serve for the ensuing year and until their successors are elected.

☐ FOR	all nominees listed below, with the discretionary authority to cumulate votes, except votes withheld	☐ WITHHOLD AUTHORITY	to vote for all nominees listed below

If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name appearing in the list below:

Eric A. Benhamou	C. Richard Kramlich
David M. Clapper	James R. Porter
Roger F. Dunbar	Michaela K. Rodeno
Joel P. Friedman	Larry W. Sonsini
G. Felda Hardymon	Kenneth P. Wilcox
Alex W. “Pete” Hart

 2.    To approve the Company’s Restated Certificate of Incorporation to change its name to “SVB Financial Group.”

☐ FOR	☐ AGAINST	☐ ABSTAIN

 3.    To approve an amendment to the Company’s Amended and Restated 1997 Equity Incentive Plan to (i) reserve an additional 750,000 shares of common stock for issuance thereunder, and (ii) delete a provision limiting certain awards.

☐ FOR	☐ AGAINST	☐ ABSTAIN

 4.    To approve a bonus arrangement with David Ketsdever, Chief Executive Officer of SVB Alliant, a wholly-owned subsidiary of the Company.

☐ FOR	☐ AGAINST	☐ ABSTAIN

 5.    To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

 6.    To transact such other business as may properly come before the meeting and any postponements or adjournment thereof, according to the Proxy Holders’ decision and in their discretion.